MAY 31, 2011

ANNUAL REPORT
AND SHAREHOLDER LETTER

Franklin California High Yield
Municipal Fund

Franklin Tennessee Municipal Bond Fund

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Annual Report

Municipal Bond Market Overview

For the 12 months ended May 31, 2011, the municipal bond market posted a gain of 3.18% as measured by the Barclays Capital (BC) Municipal Bond Index, which tracks investment-grade municipal securities.1 The gain was noteworthy considering the same index endured a record five consecutive months of negative total returns from September 2010 through January 2011. In comparison during the same period, Treasuries rose 4.49%, according to the BC U.S. Treasury Index, which tracks various U.S. Treasury securities.1

For the first three months of the reporting period municipal bond performance was solid, supported by strong investor demand and generally low interest rates resulting in part from the Federal Reserve Board’s (Fed’s) accommodative stance. The market also benefited from lower-than-normal tax-exempt issuance due to the Build America Bonds (BAB) program. The BAB program allowed municipal issuers to sell their bonds in the taxable market and take advantage of a 35% federal government subsidy for all coupon payments made on those municipal bonds. Such taxable bonds, however, are not part of the Funds’ tax-free portfolios. This subsidy enabled municipalities to borrow at significantly lower net yields than they could otherwise obtain in the traditional tax-exempt municipal bond market, which dramatically reduced the supply of new tax-exempt bonds. Of the $433 billion in issuance for the year 2010, $275 billion, or 64%, was in the form of tax-exempt municipal bonds.2 For the year 2008 (prior to the BAB program), municipal issuance totaled $390 billion, with $341 billion, or 88%, in the form of tax-exempt municipal bonds.2

November, December and January were particularly challenging months for many fixed income markets as they pulled back sharply after the Fed announced its intention to implement a second round of quantitative easing (QE2) with a $600 billion bond buying program. During the three-month period the BC Municipal Bond Index: Long Component, which consists of 22-year and longer maturity municipal securities, fell 8.58%, while the BC U.S. Treasury Index: Long Component, which tracks Treasuries with 10-year or longer maturities, dipped 7.07%.1

Several factors contributed to municipal bond market weakness:

  The market seemed dissatisfied that the Fed indicated it would target bonds with maturities of 10 years or less, which contributed to a sell-off in bonds with maturities longer than 10 years.

1. Source: © 2011 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results.

2. Source: Thomson Reuters.

4 | Annual Report

  Some observers felt QE2 was unnecessary and might even ignite inflation, which contributed to weakness in shorter term bonds. The municipal bond market pulled back as yields generally rose. This was exacerbated as market concerns led to investor redemptions, forcing further sell-offs.
  According to the Investment Company Institute, cash flows into munici- pal bond mutual funds during the reporting period first turned negative the week of November 10 and worsened in following weeks.
  For most of calendar year 2010, market participants had expected the BAB program to be extended beyond 2010, and they began to anticipate a larger-than-normal supply of municipal bonds going into year-end.
  This belief waned, however, as Republicans took over the majority of the House of Representatives and did not propose legislation that would continue the program.
  Market participants feared municipalities would concentrate their borrowing needs in tax-free bonds during 2011 as they no longer had the option of using BABs. During the first three months of 2011, how- ever, tax-exempt new-issue supply in the municipal bond market was almost 44% less than in the first three months of 2010.2
  In December, Congress enacted an extension of tax cuts for all Americans, which likely further reduced the appeal of tax-exempt municipal bonds.
  Some observers raised concerns about the ability of municipal market borrowers to meet their debt obligations. High-profile and repetitive media coverage of such comments created panic among some investors.
  However, counterarguments citing the historically low level of municipal defaults alleviated these fears somewhat.

Since February, reduced supply has helped drive bond prices higher, and the market turned positive. So far, year-to-date supply as of May 2011 is down a dramatic 51% compared with the same period for 2010.2

Although the municipal bond market experienced recent, short-term volatility, we maintained a long-term perspective. In our view, the rise in yields at times during the reporting period provided us opportunities to buy high-quality, essential use revenue and general obligation bonds at levels that may enhance the Funds’ income-earning potential.

The foregoing information reflects our analysis and opinions as of May 31, 2011, the end of the reporting period. The information is not a complete analysis of every aspect of any market, country, industry, security or fund. Statements of fact are from sources considered reliable.

Annual Report | 5

Franklin California

High Yield Municipal Fund

Your Fund’s Goals and Main Investments: Franklin California High Yield Municipal Fund seeks to provide a high level of income exempt from federal and California personal income taxes by investing at least 80% of its net assets in municipal securities, including higher yielding, lower rated securities, that pay interest free from such taxes.1 Its secondary goal is capital appreciation.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

6 | Annual Report

Dividend Distributions*
Franklin California High Yield Municipal Fund
Dividend per Share
Month	Class A	Class B	Class C	Advisor Class
June 2010	4.24 cents	3.82 cents	3.81 cents	4.31 cents
July 2010	4.24 cents	3.82 cents	3.81 cents	4.31 cents
August 2010	4.24 cents	3.82 cents	3.81 cents	4.31 cents
September 2010	4.24 cents	3.83 cents	3.81 cents	4.32 cents
October 2010	4.14 cents	3.73 cents	3.71 cents	4.22 cents
November 2010	4.14 cents	3.73 cents	3.71 cents	4.22 cents
December 2010	4.04 cents	3.60 cents	3.60 cents	4.13 cents
January 2011	4.04 cents	3.60 cents	3.60 cents	4.13 cents
February 2011	4.04 cents	3.60 cents	3.60 cents	4.13 cents
March 2011	4.17 cents	3.81 cents	3.77 cents	4.24 cents
April 2011	4.17 cents	3.81 cents	3.77 cents	4.24 cents
May 2011	4.17 cents	3.81 cents	3.77 cents	4.24 cents

*Assumes shares were purchased and held for the entire accrual period, which differs from the calendar month. Since dividends accrue daily, your actual distributions will vary depending on the date you purchased your shares and any account activity. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

shares paid dividends totaling 50.44 cents per share for the reporting period.2 The Performance Summary beginning on page 10 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 5.54% based on an annualization of the current 4.37 cent per share monthly dividend and the maximum offering price of $9.47 on May 31, 2011. An investor in the 2011 maximum combined effective federal and California personal income tax bracket of 41.21% would need to earn a distribution rate of 9.42% from a taxable investment to match the Fund’s Class A tax-free distribution rate. For the Fund’s Class B, C and Advisor shares’ performance, please see the Performance Summary.

State Update

California’s diverse and wealthy economy, the largest contributor to the nation’s gross domestic product, recovered modestly from the Great Recession at a slower pace than the national average. Weak real estate markets, a high foreclosure rate and low homebuilding activity hindered a strong recovery. California’s unemployment rate reached a historical high of 12.5% in December 2010, but declined to 11.7% by period-end, which was significantly higher than the 9.1%

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.

Annual Report | 7

national rate.3 The state gained jobs in all sectors except other services, mining and logging, and financial activities. The information, education and health services, and professional and business services sectors posted the strongest annual growth rates. In the economic forecast included with the governor’s fiscal year 2012 budget proposal, the state projected slim job growth of 1.2% in 2011, a pace that would lag working-age population growth.4 However, the state projected job growth to accelerate in 2012 and 2013, with nonfarm jobs lost during the Great Recession to be recovered fully in the third quarter of 2016.

California enacted its fiscal year 2011 budget three months late, in October 2010. To close a more than $19 billion gap, state officials relied on optimistic revenue forecasts, higher federal aid assumptions, spending cuts, and various nonrecurring measures that included payment deferrals, loans and fund shifts.5 However, federal funds and spending cuts that failed to materialize added $5.3 billion to the state’s fiscal year 2012 budget deficit.4 In November 2010, voters passed a proposition that allowed for timelier budgets and two propositions that further limited the state’s budgetary flexibility and ability to raise revenues. On January 10, 2011, Governor Brown submitted his fiscal year 2012 budget proposal to the state legislature. To close a projected $25.4 billion deficit and build a $1 billion reserve, the governor proposed budget solutions totaling $26.4 billion that included spending cuts, revenue enhancements and inter-fund borrowing.4 The state had enacted approximately $11 billion in budget solutions when in late March Governor Brown halted negotiations with Republican legislators, due to disagreements regarding tax measures that would help close the remaining $15.4 billion budget gap without deeper cuts to schools and public safety.6 At period-end, the governor revised his budget for fiscal year 2012 to take into account a projected jump in tax revenue. The revision called for fewer extensions of temporary fees and taxes than set forth in the original proposal, and required approval from the state legislature and voters. At period-end, the state’s legislature faced a constitutionally mandated June 15 deadline to pass a budget.

The state’s net tax-supported debt was $2,542 per capita and 6.0% of personal income, compared with the $1,066 and 2.8% national medians.7 Although California’s debt levels ranked among the nation’s highest, they were moderate given the state’s large budget. However, with unused voter authorizations for issuance of approximately $42.8 billion of general obligation (GO) bonds as of

3. Source: Bureau of Labor Statistics.
4. Source: Edmund G. Brown, Jr., Governor, State of California, “2011-12 Governor’s Budget Summary,” 1/10/11.
5. Source: Moody’s Investors Service, “High Profile New Issue: California (State of),” 11/16/10.
6. Source: Bloomberg LP, “Brown Plans California Drive to Keep Taxes as New Cuts Loom,” 4/5/11.
7. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 5/25/11.

8 | Annual Report

October 1, 2010, the state’s debt levels are likely to increase in coming years.5 Independent credit rating agency Standard & Poor’s (S&P) assigned California’s various purpose GO bonds a rating of A- with a negative outlook.8 The rating reflected the state’s diverse economy, deep structural budget imbalance and array of legal requirements that complicate fiscal management. The outlook reflected S&P’s view of the state’s difficulty in reaching the political consensus necessary to resolve the remaining projected budget deficit.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, the Fund’s portfolio remains diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

Manager’s Discussion

The combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve favored the use of longer-term bonds. Consistent with our strategy, we sought to purchase bonds that ranged from 15 to 30 years in maturity with good call features. Furthermore, by focusing on relative value and attractive credit spreads, we were able to find attractive investment opportunities in this volatile market. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

Thank you for your continued participation in Franklin California High Yield Municipal Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

8. This does not indicate Standard & Poor’s rating of the Fund.

Annual Report | 9

Performance Summary as of 5/31/11

Franklin California High Yield Municipal Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

10 | Annual Report

Performance Summary (continued)

Performance

Cumulative total return excludes sales charges. Average annual total returns include maximum sales charges. Class A: 4.25% maximum initial sales charge; Class B: contingent deferred sales charge (CDSC) declining from 4% to 1% over six years, and eliminated thereafter; Class C: 1% CDSC in first year only; Advisor Class: no sales charges.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

Annual Report | 11

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment

Total return represents the change in value of an investment over the periods shown. It includes any current, applicable, maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

12 | Annual Report

Annual Report | 13

Performance Summary (continued)

Endnotes

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. In general, an investor is paid a higher yield to assume a greater degree of credit risk. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

Class B: Class C:

These shares have higher annual fees and expenses than Class A shares.

Prior to 1/1/04, these shares were offered with an initial sales charge; thus actual total returns would have differed. These shares have higher annual fees and expenses than Class A shares.

Advisor Class:	Shares are available to certain eligible investors as described in the prospectus.

1. Cumulative total return represents the change in value of an investment over the periods indicated.

2. Average annual total return represents the average annual change in value of an investment over the periods indicated.

3. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

4. Distribution rate is based on an annualization of the respective class’s current monthly dividend and the maximum offering price (NAV for Classes B, C and Advisor) per share on 5/31/11.

5. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and California state personal income tax bracket of 41.21%, based on the federal income tax rate of 35.00%.

6. The 30-day standardized yield for the 30 days ended 5/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

7. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

8. Effective 11/15/06, the Fund began offering Advisor class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 11/15/06, a restated figure is used based upon the Fund’s Class A performance, excluding the effect of Class A’s maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 11/15/06, actual Advisor class performance is used reflecting all charges and fees applicable to that class. Since 11/15/06 (commencement of sales), the cumulative and average annual total returns of Advisor Class shares were +10.45% and +2.21%.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

14 | Annual Report

Your Fund’s Expenses

Franklin California High Yield Municipal Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 15

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 0.62%; B: 1.16%; C: 1.17%; and Advisor: 0.52%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

16 | Annual Report

Franklin Tennessee Municipal Bond Fund

Your Fund’s Goal and Main Investments: Franklin Tennessee Municipal Bond Fund seeks to maximize income exempt from federal and Tennessee personal income taxes, consistent with prudent investing and the preservation of capital, by investing at least 80% of its net assets in investment grade municipal securities that pay interest free from such taxes.1

Credit Quality Breakdown*

Franklin Tennessee Municipal Bond Fund
Based on Total Long-Term Investments as of 5/31/11**

AAA 3.7%
AA 71.5%
A 12.1%
BBB 10.8%
Not Rated 1.9%

*Standard & Poor's (S&P) is used as the primary independent rating agency source. Moody's is secondary, and Fitch, if available, is used for securities not rated by Moody's or S&P. The ratings are an indication of an issuer's creditworthiness, with long-term ratings typically ranging from AAA (highest) to Below Investment Grade (lowest; includes ratings BB to D). This methodology differs from that used in Fund marketing materials.

**Does not include short-term investments and other net assets.

This annual report for Franklin Tennessee Municipal Bond Fund covers the fiscal year ended May 31, 2011.

1. The Fund may invest as much as 100% of its assets in bonds whose interest payments are subject to federal alternative minimum tax. All or a significant portion of the income on these obligations may be subject to such tax. Distributions of capital gains are generally taxable. To avoid imposition of 28% backup withholding on all Fund distributions and redemption proceeds, U.S. investors must be properly certified on Form W-9 and non-U.S. investors on Form W-8BEN.

The dollar value, number of shares or principal amount, and names of all portfolio holdings are listed in the Fund's Statement of Investments (SOI). The SOI begins on page 43.

Annual Report | 17

Performance Overview

The Fund’s Class A share price, as measured by net asset value, decreased from $11.35 on May 31, 2010, to $11.19 on May 31, 2011. The Fund’s Class A shares paid dividends totaling 44.32 cents per share for the reporting period.2 The Performance Summary beginning on page 21 shows that at the end of this reporting period the Fund’s Class A shares’ distribution rate was 3.90%. An investor in the 2011 maximum combined effective federal and Tennessee personal income tax bracket of 38.90% would need to earn a distribution rate of 6.38% from a taxable investment to match the Fund’s Class A tax-free distribution rate.

State Update

Tennessee’s economy improved as revenues increased and employment inched up during the 12 months under review. The mining, logging and construction sector and leisure and hospitality sector had the greatest gains, while the information and other services sectors lost jobs. The hard-hit manufacturing sector stabilized during the reporting period, and state officials anticipate it could lead Tennessee’s economic rebound. Manufacturing, which constitutes about 12% of Tennessee’s total employment compared with roughly 9% for the nation, was supported by the auto industry, which began adding jobs in 2010.3 General Motors, Volkswagen and Nissan also invested substantially in new and upgraded plants and expected to add jobs through 2012, including employees to produce Nissan’s new plug-in electric car. The state’s unemployment rate was 9.7% in May 2011 compared to 9.1% for the nation.4

Tennessee’s economic development also remained active, with plans for industrial parks and green business facilities such as three new solar energy plants. In addition, the state’s housing market compared favorably with nationwide levels. The U.S. foreclosure crisis weighed on property values statewide, but Tennessee’s foreclosure rate remained only about half the national average through the reporting period.5

The state’s budget improved from recessionary low levels, while its underlying municipal debt maintained its high credit rating. Recent budget planning has slowly pushed Tennessee back toward structural balance after tax receipts fell short in fiscal years 2009 and 2010. The recently enacted fiscal year 2011 budget

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. Please visit franklintempleton.com or call (800) 342-5236 for most recent month-end performance.

2. All Fund distributions will vary depending upon current market conditions, and past distributions are not indicative of future trends.
3. Source: Moody’s Investors Service, “New Issue: Moody’s Assigns Aaa Rating and Stable Outlook to $213 million
Tennessee General Obligation Bonds,” 10/6/10.
4. Source: Bureau of Labor Statistics.
5. Source: Standard & Poor’s, “State Review: Tennessee,” RatingsDirect, 5/10/11.

18 | Annual Report

was, as in the past two years, supported by non-recurring measures, including federal stimulus money. It also assumed the use of reserves and a temporary one-year assessment to hospitals to help narrow a budget gap that is still expected to produce a $189 million deficit.5 The governor submitted a 2012 budget that projected growth in tax revenues of 3.1% to 3.3% but assumed revenue increases would be negated by inflation.5 As a result, the governor proposed an average of 2.5% in reductions to state programs, a 2% cut for K-12 and higher education and a proposed elimination of 1,180 jobs.5 Tennessee’s net tax-supported debt was 1.0% of personal income and $345 per capita, both very low compared with the national medians of 2.8% and $1,066.6

Despite the recession’s significant impact on key tax revenues and the lingering challenges of major budget gaps in recent years, independent credit rating agency Standard & Poor’s assigned Tennessee’s general obligation debt an AA+ rating with a positive outlook.7 This rating reflected the state’s historically low debt levels, positive economic trends and the maintenance of adequate budgetary reserves even after accounting for large drawdowns in the current fiscal year.

Investment Strategy

We use a consistent, disciplined strategy in an effort to maximize tax-exempt income for our shareholders by seeking to maintain exposure to higher coupon securities while balancing risk and return within the Fund’s range of allowable investments. We generally employ a buy-and-hold approach and invest in securities we believe should provide the most relative value in the market. As we invest during different interest rate environments, the Fund’s portfolio remains diversified with a broad range of securities. This broad diversification may help mitigate interest rate risk. We do not use leverage or exotic derivatives, nor do we use hedging techniques that could add volatility and contribute to underperformance in adverse markets. We generally stay fully invested to help maximize income distribution.

Manager’s Discussion

The combination of our value-oriented philosophy of investing primarily for income and a positive-sloping municipal yield curve favored the use of longer-term bonds. Consistent with our strategy, we sought to purchase bonds that ranged from 15 to 30 years in maturity with good call features. We believe our conservative, buy-and-hold investment strategy can help us achieve high, current, tax-free income for shareholders.

6. Source: Moody’s Investors Service, “Special Comment: 2011 State Debt Medians Report,” 5/25/11.

7. This does not indicate S&P’s rating of the Fund.

Annual Report | 19

Thank you for your continued participation in Franklin Tennessee Municipal Bond Fund. We look forward to serving your future investment needs.

The foregoing information reflects our analysis, opinions and portfolio holdings as of May 31, 2011, the end of the reporting period. The way we implement our main investment strategies and the resulting portfolio holdings may change depending on factors such as market and economic conditions. These opinions may not be relied upon as investment advice or an offer for a particular security. The information is not a complete analysis of every aspect of any market, state, industry, security or the Fund. Statements of fact are from sources considered reliable, but the investment manager makes no representation or warranty as to their completeness or accuracy. Although historical performance is no guarantee of future results, these insights may help you understand our investment management philosophy.

20 | Annual Report

Performance Summary as of 5/31/11

Franklin Tennessee Municipal Bond Fund

Your dividend income will vary depending on dividends or interest paid by securities in the Fund’s portfolio, adjusted for operating expenses. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graph do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund’s dividends and capital gain distributions, if any, and any unrealized gains or losses.

Performance1

Cumulative total return excludes the sales charge. Average annual total returns include the maximum sales charge.

Class A: 4.25% maximum initial sales charge.

Performance data represent past performance, which does not guarantee future results. Investment return and principal value will fluctuate, and you may have a gain or loss when you sell your shares. Current performance may differ from figures shown. For most recent month-end performance, go to franklintempleton.com or call (800) 342-5236.

The investment manager and administrator have contractually agreed to waive or assume certain expenses so that common expenses (excluding Rule 12b-1 fees) do not exceed 0.60% (other than certain nonroutine expenses) until 9/30/11.

Annual Report | 21

Performance Summary (continued)

Total Return Index Comparison for a Hypothetical $10,000 Investment1

Total return represents the change in value of an investment over the periods shown. It includes the maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

Because municipal bonds are sensitive to interest rate movements, the Fund’s yield and share price will fluctuate with market conditions. Bond prices generally move in the opposite direction of interest rates. Thus, as prices of bonds in the Fund adjust to a rise in interest rates, the Fund’s share price may decline. Since the Fund concentrates its investments in a single state, it is subject to greater risk of adverse economic and regulatory changes in that state than a geographically diversified fund. The manager applies various techniques and analyses in making investment decisions for the Fund, but there can be no guarantee that these decisions will produce the desired results. The Fund’s prospectus also includes a description of the main investment risks.

1. If the manager and administrator had not waived fees, the Fund’s distribution rate and total return would have been lower, and yield for the period would have been 3.46%.

2. Cumulative total return represents the change in value of an investment over the periods indicated.

3. Average annual total return represents the average annual change in value of an investment over the periods indicated.

4. In accordance with SEC rules, we provide standardized average annual total return information through the latest calendar quarter.

5. Distribution rate is based on an annualization of the current 3.80 cent per share monthly dividend and the maximum offering price of $11.69 per share on 5/31/11.

6. Taxable equivalent distribution rate and yield assume the published rates as of 12/28/10 for the maximum combined effective federal and Tennessee state personal income tax rate of 38.90%, based on the federal income tax rate of 35.00%.

7. The 30-day standardized yield for the 30 days ended 5/31/11 reflects an estimated yield to maturity (assuming all portfolio securities are held to maturity). It should be regarded as an estimate of the Fund’s rate of investment income, and it may not equal the Fund’s actual income distribution rate (which reflects the Fund’s past dividends paid to shareholders) or the income reported in the Fund’s financial statements.

8. Figures are as stated in the Fund’s prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

9. Source: © 2011 Morningstar. The BC Municipal Bond Index is a market value-weighted index engineered for the long-term tax-exempt bond market. To be included in the index, bonds must be fixed rate, have at least one year to final maturity and be rated investment grade (Baa3/BBB- or higher) by at least two of the following agencies: Moody’s, Standard & Poor’s and Fitch. The Consumer Price Index (CPI), calculated by the U.S. Bureau of Labor Statistics, is a commonly used measure of the inflation rate.

22 | Annual Report

Your Fund’s Expenses

Franklin Tennessee Municipal Bond Fund

As a Fund shareholder, you can incur two types of costs:

  Transaction costs, including sales charges (loads) on Fund purchases; and
  Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

Actual Fund Expenses

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The “Ending Account Value” is derived from the Fund’s actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. Of course, your account value and expenses will differ from those in this illustration:

1.	Divide your account value by $1,000.
If an account had an $8,600 value, then $8,600 ÷ $1,000 = 8.6.
2.	Multiply the result by the number under the heading “Expenses Paid During Period.”
If Expenses Paid During Period were $7.50, then 8.6 x $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

Hypothetical Example for Comparison with Other Funds

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical “Ending Account Value” is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund’s actual return. The figure under the heading “Expenses Paid During Period” shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.

Annual Report | 23

Your Fund’s Expenses (continued)

Please note that expenses shown in the table are meant to highlight ongoing costs and do not reflect any transaction costs, such as sales charges. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

*Expenses are calculated using the most recent six-month annualized expense ratio, net of expense waivers, of 0.70%, multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.

24 | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 25

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

26 | The accompanying notes are an integral part of these financial statements. | Annual Report

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cEffective September 1, 2008, the redemption fee was eliminated.
dAmount rounds to less than $0.01 per share.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

Annual Report | The accompanying notes are an integral part of these financial statements. | 27

aFor the period November 15, 2006 (effective date) to May 31, 2007.
bThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
cBased on average daily shares outstanding.
dEffective September 1, 2008, the redemption fee was eliminated.
eAmount rounds to less than $0.01 per share.
fTotal return is not annualized for periods less than one year.
gRatios are annualized for periods less than one year.

28 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds 96.6%
California 94.5%
ABAG Finance Authority for Nonprofit Corps. Revenue,
Elder Care Alliance, California Mortgage Insured, 5.60%, 8/15/34	$4,260,000	$4,215,952
Windemere Ranch Financing Program, Sub Series B, 5.00%, 9/02/27	3,495,000	3,008,007
Windemere Ranch Financing Program, Sub Series B, 5.00%, 9/02/34	5,310,000	4,290,586
Alameda CFD No. 2 Special Tax, Refunding, 6.125%, 9/01/16	900,000	903,762
Aliso Viejo CFD No. 2005-01 Special Tax, Glenwood at Aliso Viejo, 5.875%, 9/01/27	5,115,000	4,733,830
American Canyon Financing Authority Infrastructure Revenue Special Assessment, American
Canyon Road East,
5.00%, 9/02/30	2,020,000	1,759,804
5.10%, 9/02/35	1,695,000	1,425,275
Artesia RDA Tax Allocation,
Artesia Redevelopment Project Area, 5.50%, 6/01/42	6,355,000	5,209,257
Artesia Redevelopment Project Area, 5.70%, 6/01/42	3,175,000	2,683,192
Housing Set-Aside, Artesia Redevelopment Project Area, 7.70%, 6/01/46	3,355,000	3,547,309
Azusa Special Tax,
CFD No. 2005-1, Improvement Area 1, 5.00%, 9/01/27	2,585,000	2,107,214
Escrow, CFD No. 2005-1, Improvement Area 1, 5.00%, 9/01/37	9,065,000	6,424,275
Baldwin Park USD, GO, Capital Appreciation, Election of 2006, AGMC Insured, zero cpn.,
8/01/31	5,735,000	1,551,776
Beaumont Financing Authority Local Agency Revenue,
Series B, 5.35%, 9/01/28	935,000	829,691
Series B, 5.40%, 9/01/35	1,390,000	1,186,504
Series C, 5.45%, 9/01/27	6,435,000	5,610,741
Series C, 5.50%, 9/01/29	855,000	763,472
Series C, 5.50%, 9/01/35	1,035,000	889,220
Series C, 5.50%, 9/01/35	3,995,000	3,307,980
Beaumont USD, GO, Election of 2008, Series C, AGMC Insured, 6.00%, 8/01/41	1,925,000	1,998,997
Brentwood Infrastructure Financing Authority Infrastructure Revenue, CIFP, Series 1,
5.00%, 9/02/25	3,195,000	2,599,388
5.125%, 9/02/30	4,400,000	3,437,324
5.15%, 9/02/35	3,450,000	2,508,012
Buena Park Community RDA Tax Allocation, Consolidated Redevelopment Project, 6.25%,
9/01/35	5,000,000	4,760,200
California City RDA Tax Allocation Revenue, Refunding, Series A-1, 7.75%, 9/01/34	9,105,000	9,202,241
California County Tobacco Securitization Agency Tobacco Revenue,
Asset-Backed, Gold Country Funding Corp., Refunding, 5.25%, 6/01/46	5,000,000	2,913,000
Tobacco Settlement Asset-Backed, Los Angeles County Securitization Corp., 5.70%,
6/01/46	5,000,000	3,454,500
California Educational Facilities Authority Revenue,
College and University Financing Program, 5.00%, 2/01/30	5,425,000	4,390,941
College and University Financing Program, 5.00%, 2/01/37	520,000	388,388
College and University Financing Program, Refunding, 5.00%, 2/01/26	1,000,000	858,640
San Francisco University, 6.125%, 10/01/36	2,000,000	2,093,940
University of Redlands, Series A, 5.125%, 8/01/38	4,110,000	3,511,050
California Health Facilities Financing Authority Revenue,
Kaiser Permanente, Series A, ETM, 5.40%, 5/01/28	2,500,000	2,502,200
Providence Health and Services, Refunding, Series C, 6.50%, 10/01/33	4,000,000	4,407,800

Annual Report | 29

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
California Municipal Finance Authority COP,		
5.25%, 2/01/24	$ 5,000,000	$ 4,742,450
5.375%, 2/01/29	7,000,000	6,294,610
5.50%, 2/01/39	10,600,000	8,879,726
Community Hospitals of Central California, 5.25%, 2/01/46	20,500,000	16,173,475
California Municipal Finance Authority Revenue,		
Biola University, Refunding, 5.625%, 10/01/23	6,000,000	6,065,520
Biola University, Refunding, 5.80%, 10/01/28	7,500,000	7,339,050
Biola University, Refunding, 5.875%, 10/01/34	6,000,000	5,648,040
Harbor Regional Center Project, 8.50%, 11/01/39	5,000,000	5,374,900
Kern Regional Center Project, Series A, 7.50%, 5/01/39	9,000,000	9,407,700
Loma Linda University, 5.00%, 4/01/37	3,500,000	3,131,800
Southwest Community Health Center, California Mortgage Insured, 6.125%, 2/01/40	4,000,000	4,062,680
California State GO,		
FGIC Insured, 6.00%, 8/01/19	30,000	30,214
Various Purpose, 6.00%, 11/01/39	13,000,000	13,956,930
California State Public Works Board Lease Revenue, Department of Mental Health, Coalinga, Series A, 5.125%, 6/01/29	4,500,000	4,352,130
California Statewide CDA Assisted Living Facilities Revenue, Hollenbeck Palms/Magnolia, Series A, Radian Insured, 4.50%, 2/01/27	1,825,000	1,532,964
California Statewide CDA Revenue,		
American Baptist Home West, Refunding, 6.25%, 10/01/39	5,000,000	4,751,900
Bentley School, Refunding, Series A, 7.00%, 7/01/40	8,675,000	7,203,633
California Baptist University, Refunding, Series A, 5.40%, 11/01/27	7,440,000	6,532,469
California Baptist University, Refunding, Series A, 5.50%, 11/01/38	4,500,000	3,724,110
Capital Appreciation Bonds, Bentley School, Refunding, zero cpn., 7/01/50	25,810,000	679,319
Catholic Healthcare West, Series C, 5.625%, 7/01/35	5,000,000	5,012,750
CHF-Irvine LLC, UCI East Campus Apartments, Phase II, 5.75%, 5/15/32	10,000,000	9,509,500
Drew School, Refunding, 5.30%, 10/01/37	4,275,000	3,177,693
Elder Care Alliance, Series A, Pre-Refunded, 8.00%, 11/15/22	3,000,000	3,385,620
Elder Care Alliance, Series A, Pre-Refunded, 8.25%, 11/15/32	4,000,000	4,534,320
Henry Mayo Newhall Memorial Hospital, Series B, California Mortgage Insured, 5.20%, 10/01/37	3,500,000	3,213,210
Kaiser Permanente, Series B, 5.25%, 3/01/45	45,250,000	41,577,962
Lancer Educational Student Housing Project, 5.625%, 6/01/33	3,000,000	2,445,420
Methodist Hospital of Southern California Project, FHA Insured, 6.75%, 2/01/38	10,000,000	11,117,600
Monterey Institute International, 5.50%, 7/01/31	8,285,000	8,414,080
Presidio Hill School, 6.875%, 8/01/32	5,970,000	5,673,231
Thomas Jefferson School of Law, Refunding, Series A, 7.25%, 10/01/38	10,000,000	10,157,200
ValleyCare Health System, Refunding, Series A, 5.00%, 7/15/22	1,000,000	900,090
ValleyCare Health System, Refunding, Series A, 5.125%, 7/15/31	5,850,000	4,817,241
California Statewide CDA Special Tax Revenue, CFD 2007-1, Orinda, 6.00%, 9/01/29	5,000,000	4,386,100
Capistrano USD, CFD Special Tax, No. 05-1, Rancho Madrina, 5.25%, 9/01/34	1,120,000	961,554
Carson RDA, Tax Allocation Housing, Series A,		
5.00%, 10/01/30	500,000	443,730
5.25%, 10/01/36	5,000,000	4,174,250
Cathedral City 1915 Act Special Assessment, Limited Obligation, Cove ID No. 04-02, 5.05%, 9/02/35	1,305,000	1,068,638

30 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Ceres USD, GO, Capital Appreciation, Election of 2008, Series A, zero cpn.,
8/01/39	$6,450,000	$813,281
8/01/40	6,730,000	786,266
Chatom USD, GO, Election of 2006, Capital Appreciation, Series C, XLCA Insured, zero cpn.,
8/01/47	9,450,000	833,112
Chino CFD Special Tax,
No. 03-1, 5.875%, 9/01/33	1,250,000	1,151,750
No. 03-3, Improvement Area 1, 5.70%, 9/01/29	1,215,000	1,120,400
No. 03-3, Improvement Area 1, 5.75%, 9/01/34	1,420,000	1,257,453
Chula Vista Special Tax,
CFD No. 01-1, Improvement Area B, San Miguel Ranch, 5.45%, 9/01/36	2,170,000	1,741,382
CFD No. 12-I, McMillin Otay Ranch, 5.25%, 9/01/30	2,055,000	1,685,203
CFD No. 12-I, McMillin Otay Ranch, 5.25%, 9/01/36	3,580,000	2,807,042
Clovis USD, GO, Capital Appreciation, Election of 2004, Series A, NATL RE, FGIC Insured,
zero cpn.,
8/01/27	7,500,000	2,893,950
8/01/28	5,000,000	1,777,000
Compton Community College District GO, Election of 2002, Series B,
6.625%, 8/01/27	3,085,000	3,337,847
6.75%, 8/01/34	4,000,000	4,235,880
Compton CRDA Tax Allocation, Redevelopment Project, second lien, Series B,
5.70%, 8/01/30	2,255,000	2,070,270
6.00%, 8/01/42	3,460,000	3,095,074
Compton USD, GO, Election of 2002, Series C, AMBAC Insured, 5.00%, 6/01/31	5,000,000	4,943,950
Corona CFD No. 2001-2 Special Tax, Improvement Areas Nos. 1 and 2, Series A, 6.25%,
9/01/32	1,890,000	1,829,407
Corona CFD No. 2003-2 Special Tax, Highlands Collection,
5.15%, 9/01/34	2,210,000	1,793,437
5.20%, 9/01/34	820,000	674,343
Corona-Norco USD, PFA Special Tax Revenue, Series B, 5.00%,
9/01/26	1,760,000	1,460,571
9/01/36	2,000,000	1,500,460
Corona-Norco USD Special Tax,
CFD No. 04-1, 5.20%, 9/01/36	2,000,000	1,620,300
Series A, 5.35%, 9/01/26	1,005,000	832,060
Series A, 5.40%, 9/01/36	2,530,000	1,981,369
Cotati South Sonoma Business Park AD Special Assessment, Improvement, 6.50%,
9/02/33	5,295,000	5,154,841
Cudahy Community Development Commission Tax Allocation, City-Wide Redevelopment,
Redevelopment Project, Series B, 7.75%, 10/01/27	3,795,000	3,807,713
Daly City Housing Development Finance Agency Mobile Home Park Revenue, Franciscan
Mobile Home Park Acquisition Project, sub. bond, Refunding, Series B, 5.85%, 12/15/47	5,065,000	4,231,504
Del Mar Race Track Authority Revenue, 5.00%, 8/15/25	2,830,000	2,472,033
Del Paso Manor Water Dist Revenue COP, Phase I Important Project, 5.50%, 7/01/41	3,050,000	3,014,467
Duarte RDA Tax Allocation, Capital Appreciation, Merged Redevelopment Project, ETM,
zero cpn., 12/01/28	30,795,000	13,513,770
Eastern California Municipal Water District CFD No. 2003-15, Special Tax, Morgan Valley,
Series A, 5.20%, 9/01/37	2,000,000	1,650,580

Annual Report | 31

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
El Dorado County Special Tax,		
CFD No. 1992-1, 6.125%, 9/01/16	$ 4,175,000	$ 4,176,837
CFD No. 2001-1, 5.35%, 9/01/35	1,900,000	1,474,381
CFD No. 2005-1, 5.00%, 9/01/21	1,000,000	870,630
CFD No. 2005-1, 5.15%, 9/01/25	2,075,000	1,745,407
CFD No. 2005-1, 5.25%, 9/01/35	6,705,000	5,139,919
El Monte Water Authority Revenue, Refunding, AMBAC Insured, 5.00%, 9/01/31	4,250,000	3,855,430
El Rancho USD, GO, Capital Appreciation, Election of 2003, NATL RE, FGIC Insured, zero cpn., 8/01/29	2,400,000	764,808
Escondido Revenue COP, Series A, NATL RE, FGIC Insured, 6.00%, 9/01/31	750,000	751,343
Escondido Special Tax, CFD No. 01, Eureka, 5.15%, 9/01/36	1,400,000	1,086,806
Fairfield CFD Special Tax, No. 3, North Cordelia General Improvements, 6.00%,		
9/01/32	1,200,000	1,187,088
9/01/37	5,810,000	5,565,457
Foothill/Eastern Corridor Agency Toll Road Revenue, Capital Appreciation, Refunding, zero cpn.,		
1/15/26	38,720,000	13,808,326
1/15/30	4,000,000	992,280
1/15/31	85,780,000	19,558,698
Golden State Tobacco Securitization Corp. Tobacco Settlement Revenue,		
Asset-Backed, Senior Series A-1, Refunding, 5.00%, 6/01/33	24,500,000	16,534,315
Asset-Backed, Series A-2, Pre-Refunded, 7.90%, 6/01/42	750,000	857,573
Asset-Backed, Series A-3, Pre-Refunded, 7.875%, 6/01/42	6,400,000	7,314,816
Capital Appreciation, Asset-Backed, Refunding, Series C, second sub., zero cpn., 6/01/47	50,000,000	366,000
Goleta RDA Tax Allocation, Goleta Old Town Redevelopment Project, 8.00%, 6/01/44	5,000,000	5,019,700
Hanford Joint UHSD, GO, Capital Appreciation, Election of 2004, Series B, AGMC Insured, zero cpn.,		
8/01/32	3,635,000	952,515
8/01/33	3,705,000	893,905
8/01/35	4,120,000	840,233
Hartnell Community College District GO, Capital Appreciation, Election of 2002, Series D, zero cpn.,		
8/01/44	30,000,000	2,691,300
8/01/49	10,000,000	740,200
Huntington Beach CFD Special Tax Revenue, Grand Coast Resort, 6.45%, 9/01/31	5,000,000	4,988,150
Imperial Community College District GO, Capital Appreciation, Election of 2010, Series A, AGMC Insured, zero cpn. to 8/01/15, 6.75% thereafter, 8/01/40	3,500,000	2,906,610
[a] Imperial County Special Tax, CFD No. 98-1,		
6.45%, 9/01/17	1,530,000	1,469,167
6.50%, 9/01/31	5,705,000	5,109,398
Independent Cities Finance Authority Mobile Home Park Revenue, Lamplighter Salinas, Series A, 6.25%,		
7/15/45	2,465,000	2,246,552
7/15/50	2,000,000	1,800,040
Indio 1915 Act GO,		
AD No. 1999-1, 7.125%, 9/02/20	1,615,000	1,623,753
AD No. 2001-1, 6.50%, 9/02/26	3,835,000	3,840,829

32 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Indio CFD Special Tax,
5.00%, 9/01/25	$4,000,000	$3,175,040
5.10%, 9/01/30	1,275,000	928,672
No. 04-3, Terra Lago, Improvement Area 1, 5.15%, 9/01/35	1,275,000	883,307
Irvine 1915 Act Special Assessment, Limited Obligation,
AD No. 00-18, Group Five, Refunding, 5.00%, 9/02/29	2,000,000	1,575,560
AD No. 03-19, Group Five, Refunding, 5.00%, 9/02/25	1,500,000	1,254,720
AD No. 03-19, Group Four, 5.00%, 9/02/29	1,500,000	1,281,435
AD No. 04-20, Group One, 5.00%, 9/02/25	2,740,000	2,579,847
AD No. 04-20, Group One, 5.00%, 9/02/30	10,975,000	9,846,550
Irvine Special Tax, CFD No. 2005-2, 5.25%, 9/01/36	2,000,000	1,736,100
Irvine USD Special Tax, CFD, 6.70%, 9/01/35	5,000,000	5,155,550
Jurupa Community Services District Special Tax,
CFD No. 7, Series A, 5.10%, 9/01/28	2,695,000	2,309,399
CFD No. 7, Series A, 5.15%, 9/01/35	3,690,000	3,027,682
CFD No. 11, Series A, 5.05%, 9/01/30	2,495,000	2,139,812
CFD No. 11, Series A, 5.10%, 9/01/35	2,065,000	1,692,681
CFD No. 12, Series A, 5.10%, 9/01/29	2,000,000	1,701,220
CFD No. 12, Series A, 5.15%, 9/01/35	3,000,000	2,480,250
CFD No. 17, Series A, 5.125%, 9/01/25	1,350,000	1,240,232
CFD No. 17, Series A, 5.20%, 9/01/36	2,825,000	2,335,795
CFD No. 18, Eastvale, Series A, 5.00%, 9/01/36	2,400,000	1,943,424
CFD No. 19, Eastvale, Series A, 5.00%, 9/01/36	1,500,000	1,213,065
CFD No. 30, Series A, 5.60%, 9/01/37	1,000,000	856,090
Lafayette RDA Tax Allocation, 5.75%, 8/01/32	1,000,000	889,830
Lake Elsinore 1915 Act Special Assessment, AD No. 93-1, Limited Obligation, Refunding,
7.00%, 9/02/30	7,910,000	7,980,953
Lake Elsinore Special Tax,
CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.85%, 9/01/24	1,035,000	1,000,669
CFD No. 2003-2, Canyon Hills, Improvement Area A, Series A, 5.95%, 9/01/34	2,200,000	1,999,492
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.10%, 9/01/22	750,000	694,718
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.15%, 9/01/25	635,000	574,135
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.25%, 9/01/30	1,195,000	1,023,984
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 1, 5.25%, 9/01/35	1,225,000	1,004,574
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.20%, 9/01/26	915,000	815,558
CFD No. 2004-3, Rosetta Canyon, Improvement Area No. 2, Series A, 5.25%, 9/01/37	2,800,000	2,248,708
CFD No. 2005-2, Aberhill Ranch, Improvement Area A, Series A, 5.45%, 9/01/36	5,695,000	4,814,895
CFD No. 2006-2, Viscaya, Series A, 5.40%, 9/01/36	2,020,000	1,687,124
Lake Hemet Municipal Water District COP,
5.00%, 9/10/30	2,350,000	2,265,329
5.25%, 9/10/40	530,000	479,056
Lancaster Financing Authority Tax Allocation Revenue, Redevelopment Project Nos. 5 and 6,
Refunding, 5.40%, 2/01/29	500,000	429,825
Lancaster RDA Tax Allocation, Combined Redevelopment Project Areas, 6.875%,
8/01/34	2,000,000	1,969,040
8/01/39	2,000,000	1,954,760

Annual Report | 33

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011 *(continued)*

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)		
California (continued)		
Las Virgenes Unified School District GO, Capital Appreciation, zero cpn. to 8/01/26, 6.75% thereafter, 8/01/33	$ 8,050,000	$ 3,002,247
Lee Lake Water District CFD No. 1 Special Tax, Sycamore Creek,		
6.50%, 9/01/24	1,000,000	985,930
5.25%, 9/01/28	1,750,000	1,465,888
5.30%, 9/01/35	3,300,000	2,626,734
Lee Lake Water District CFD No. 3 Special Tax, The Retreat, 5.875%, 9/01/27	3,000,000	2,685,870
Lemon Grove School District GO, Capital Appreciation, Election of 2008, Series B, AGMC Insured, zero cpn. to 8/01/28, 6.10% thereafter, 8/01/45	6,500,000	2,035,800
Lincoln CFD No. 2003-1 Special Tax, Pre-Refunded,		
5.90%, 9/01/24	1,780,000	2,022,952
5.95%, 9/01/28	4,450,000	5,062,320
6.00%, 9/01/34	3,520,000	4,008,259
Lincoln PFA Special Tax Revenue, Sub Series B, 5.00%, 9/01/34	3,410,000	2,717,872
Long Beach Bond Finance Authority Natural Gas Purchase Revenue, Series A, 5.00%, 11/15/29	4,630,000	4,157,231
Los Angeles County Schools Regionalized Business Services Corp. COP, Pooled Financing Program, Series C,		
5.00%, 6/01/30	2,200,000	2,063,952
5.25%, 6/01/35	1,580,000	1,458,561
[a]Los Angeles MFR, Refunding, Series J-2C, 8.50%, 1/01/24	600,000	539,442
Lynwood PFA Tax Allocation, Alameda Project Area, 6.30%, 9/01/24	960,000	956,477
M-S-R Energy Authority Gas Revenue, Series B, 6.50%, 11/01/39	32,300,000	35,332,324
Madera PFA Water Revenue, 5.00%, 3/01/38	1,000,000	932,960
Menifee USD Special Tax, CFD No. 2002-2,		
6.05%, 9/01/26	990,000	956,469
6.10%, 9/01/34	3,675,000	3,437,044
Merced CFD No. 2005-1 Special Tax, Improvement Area No. 1, 5.30%, 9/01/36	2,400,000	1,404,888
Merced RDA Tax Allocation, Merced Gateways Redevelopment Project, Series A, 6.50%, 9/01/39	6,250,000	6,099,312
Moorpark CFD No. 2004-1 Special Tax, Moorpark Highlands,		
5.25%, 9/01/26	1,350,000	1,201,338
5.30%, 9/01/38	3,025,000	2,474,904
Moreland School District GO, Election of 2002, Series D,		
FGIC Insured, zero cpn., 8/01/34	4,405,000	1,324,716
FGIC Insured, zero cpn., 8/01/37	5,700,000	1,446,888
NATL RE, FGIC Insured, zero cpn., 8/01/30	3,400,000	1,053,354
NATL RE, FGIC Insured, zero cpn., 8/01/31	2,000,000	588,580
NATL RE, FGIC Insured, zero cpn., 8/01/32	4,405,000	1,197,720
Moreno Valley USD Special Tax,		
CFD No. 2004-6, 5.10%, 9/01/28	2,000,000	1,749,560
CFD No. 2004-6, 5.20%, 9/01/36	5,000,000	4,144,750
CFD No. 2005-2, 5.00%, 9/01/36	815,000	632,587
Murrieta 1915 Act Special Tax, CFD No. 2000-1, 6.375%, 9/01/30	4,100,000	4,025,995
Murrieta CFD No. 2000-2 Special Tax, The Oaks,		
Improvement Area A, 5.90%, 9/01/27	2,000,000	1,863,400
Improvement Area A, 6.00%, 9/01/34	3,570,000	3,166,304
Improvement Area B, 6.00%, 9/01/27	1,285,000	1,239,678
Improvement Area B, 6.00%, 9/01/34	3,745,000	3,422,017

34 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Murrieta CFD No. 2001-1 Special Tax, Bluestone, Improvement Area A, 6.20%, 9/01/25	$2,105,000	$2,106,052
Murrieta CFD No. 2003-2 Special Tax, Blackmore Ranch, 6.10%, 9/01/34	2,000,000	1,879,480
Murrieta CFD No. 2004-1 Special Tax, Bremerton, 5.625%, 9/01/34	700,000	608,188
Norco Special Tax, CFD No. 02-1, 6.50%, 3/01/33	1,145,000	1,145,607
North Natomas CFD Special Tax, No. 4, Series B, 6.375%, 9/01/31	4,220,000	4,219,494
Oceanside CFD No. 2001-1 Special Tax, Morro Hills Development, 5.50%, 9/01/34	2,955,000	2,506,076
Orange County 1915 Act Special Assessment, Limited Obligation, AD No. 01-1-GP1, 5.10%,
9/02/33	2,000,000	1,780,340
Orchard School District GO, Election of 2001, Series B, AGMC Insured, 6.00%, 8/01/36	3,000,000	3,150,600
Oro Grande Elementary School District COP, 5.875%, 9/15/37	14,000,000	13,290,480
Oxnard Harbor District Revenue,
Series A, 5.75%, 8/01/20	1,110,000	1,133,754
Series B, 6.00%, 8/01/24	6,000,000	6,134,880
Oxnard Special Tax, CFD No. 3, Seabridge, 5.00%, 9/01/35	4,995,000	3,948,498
Palomar Pomerado Health Care District COP,
6.00%, 11/01/30	10,000,000	9,275,900
6.75%, 11/01/39	10,000,000	9,837,900
Paso Robles Joint USD, GO, Capital Appreciation, Election of 2006, Series A, zero cpn.,
9/01/45	15,000,000	1,389,300
Perris CFD No. 05-2 Special Tax, Harmony Grove, Series A,
5.00%, 9/01/21	1,130,000	1,033,001
5.20%, 9/01/24	1,505,000	1,355,132
5.25%, 9/01/29	3,585,000	2,998,817
5.30%, 9/01/35	4,200,000	3,430,560
Perris CFD No. 2001-1 Special Tax,
Improvement Area No. 4, May Farms, Series A, 5.00%, 9/01/25	1,415,000	1,157,852
Improvement Area No. 4, May Farms, Series A, 5.10%, 9/01/30	865,000	686,403
Improvement Area No. 4, May Farms, Series A, 5.15%, 9/01/35	1,075,000	842,273
Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/26	565,000	463,283
Improvement Area No. 5, May Ranch, Series A, 5.00%, 9/01/37	1,540,000	1,151,489
Perris CFD No. 2002-1 Special Tax, Series A,
6.375%, 9/01/23	1,415,000	1,414,222
6.50%, 9/01/29	1,970,000	1,938,775
6.50%, 9/01/33	2,035,000	1,992,611
Perris CFD No. 2004-3 Special Tax, Improvement Area No. 2, Series A, 5.30%, 9/01/35	1,370,000	1,182,502
Perris PFA Local Agency Revenue, Series A, 6.25%, 9/01/33	2,955,000	2,801,961
Perris PFAR Tax Allocation,
5.30%, 10/01/26	2,000,000	1,739,280
5.35%, 10/01/36	4,010,000	3,241,925
Housing Loan, Series A, 6.125%, 10/01/40	3,135,000	2,904,546
Pico Rivera Water Authority Revenue, Refunding, Series A, 6.25%, 12/01/32	7,250,000	6,826,237
Porterville PFA Sewer Revenue, 5.625%, 10/01/36	5,000,000	4,936,400
Poway USD Special Tax,
CFD No. 6, 4S Ranch, 5.125%, 9/01/35	6,000,000	5,057,100
CFD No. 6, Improvement Area B, 5.125%, 9/01/36	5,035,000	4,154,328
CFD No. 14, Area A, 5.125%, 9/01/26	1,770,000	1,501,580
CFD No. 14, Area A, 5.25%, 9/01/36	5,225,000	4,056,585
CFD No. 14, Del Sur, 5.125%, 9/01/26	2,200,000	1,866,370

Annual Report | 35

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Rancho Cordova CFD No. 2003-1 Special Tax, Sunridge Anatolia,
5.25%, 9/01/25	$2,235,000	$2,016,238
5.375%, 9/01/30	1,650,000	1,404,233
5.375%, 9/01/37	7,130,000	5,848,596
5.50%, 9/01/37	2,635,000	2,195,719
Rancho Mirage Joint Powers Financing Authority Revenue, Eisenhower Medical Center,
Series A, 5.00%, 7/01/47	5,000,000	3,960,700
Redwood City Special Tax, One Marina, 7.75%, 9/01/41	2,000,000	2,036,120
Richland School District GO, Capital Appreciation, Election of 2008, Refunding, Series C,
AGMC Insured, zero cpn., 8/01/49	17,000,000	975,970
Richmond Joint Powers Financing Authority Revenue, Reassessment, Refunding, Series A,
AMBAC Insured, 5.00%, 9/02/30	1,085,000	890,069
Rio Elementary School District Special Tax, CFD No. 1, 5.20%, 9/01/35	5,000,000	3,912,700
Rio Hondo Community College District GO, Capital Appreciation, Election of 2004, Series C,
zero cpn. to 8/01/24, 6.85% thereafter, 8/01/42	13,000,000	5,519,800
Riverbank USD, GO, Election of 2005, Series B, Assured Guaranty, zero cpn.,
8/01/38	6,690,000	971,923
8/01/43	8,750,000	882,963
Riverside County RDA Tax Allocation,
Desert Communities Redevelopment Project Area, Second Lien, Series D, 7.00%,
12/01/31	1,425,000	1,414,284
Desert Communities Redevelopment Project Area, Second Lien, Series D, 7.25%,
12/01/37	2,505,000	2,499,138
Housing, Series A, 6.00%, 10/01/39	3,000,000	2,748,840
Housing, Series A, 7.125%, 10/01/42	1,750,000	1,835,155
Jurupa Valley Redevelopment Project Area, Series B, 6.75%, 10/01/30	1,200,000	1,199,844
Riverside County Special Tax, CFD No. 87-5, senior lien, Refunding, Series A, 7.00%,
9/01/13	3,225,000	3,240,673
Riverside USD Special Tax,
CFD No. 13, Improvement Area 1, 5.375%, 9/01/34	2,320,000	1,885,441
CFD No. 14, Series A, 5.45%, 9/01/35	2,060,000	1,790,820
CFD No. 15, Improvement Area 1, 5.45%, 9/01/25	2,970,000	2,739,855
CFD No. 15, Improvement Area 1, 5.55%, 9/01/30	2,390,000	2,101,933
CFD No. 15, Improvement Area 1, 5.60%, 9/01/34	2,000,000	1,731,840
CFD No. 15, Series A, 5.15%, 9/01/25	1,730,000	1,543,056
CFD No. 15, Series A, 5.25%, 9/01/30	1,230,000	1,056,373
CFD No. 15, Series A, 5.25%, 9/01/35	1,500,000	1,233,165
CFD No. 17, Aldea, 5.125%, 9/01/35	1,425,000	1,184,318
CFD No. 18, 5.00%, 9/01/34	1,125,000	920,486
CFD No. 22, 5.25%, 9/01/35	1,535,000	1,271,441
Road 17 Levee Area PFA Assessment Revenue, Road 17 Levee Improvement Project, 6.75%,
9/01/29	2,630,000	2,637,864
Romoland School District Special Tax, CFD No. 1,
Improvement Area 1, 5.45%, 9/01/38	3,215,000	2,786,215
Improvement Area 2, 5.375%, 9/01/38	3,070,000	2,425,975

36 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Roseville Special Tax, CFD No. 1,
Fiddyment Ranch, 5.00%, 9/01/17	$1,495,000	$1,455,816
Fiddyment Ranch, 5.00%, 9/01/19	980,000	929,726
Fiddyment Ranch, 5.125%, 9/01/21	980,000	917,123
Fiddyment Ranch, 5.00%, 9/01/24	1,010,000	884,063
Fiddyment Ranch, 5.00%, 9/01/25	1,020,000	892,928
Fiddyment Ranch, 5.125%, 9/01/26	4,945,000	4,200,975
Fiddyment Ranch, 5.25%, 9/01/36	7,880,000	6,374,684
Longmeadow, 5.00%, 9/01/36	2,370,000	1,839,547
Stone Point, 6.375%, 9/01/24	1,750,000	1,727,495
Stone Point, 6.375%, 9/01/28	2,500,000	2,397,625
Westpark, 5.15%, 9/01/30	5,500,000	4,728,460
Westpark, 5.20%, 9/01/36	4,500,000	3,682,935
Roseville Westpark CFD No. 1 Special Tax, Public Facilities,
5.20%, 9/01/26	1,000,000	885,050
5.25%, 9/01/37	1,600,000	1,240,368
Rowland USD, GO, Capital Appreciation, Election of 2006, Series B, zero cpn.,
8/01/34	5,000,000	1,139,000
8/01/39	15,000,000	2,383,350
8/01/42	10,750,000	1,395,673
Sacramento County Airport System Revenue, senior bond, Series B, AGMC Insured, 5.25%,
7/01/39	10,000,000	8,878,900
Sacramento Special Tax, North Natomas CFD No. 97-01, Refunding, 5.10%, 9/01/35	1,515,000	1,254,541
San Bernardino Community College District GO, Election of 2008, Series A, zero cpn.,
8/01/44	12,495,000	1,267,868
San Diego Public Facilities Financing Authority Lease Revenue, Master Refunding Project,
Series A, 5.25%, 3/01/40	4,130,000	3,702,545
San Diego RDA Tax Allocation, Capital Appreciation, Refunding, Series B, zero cpn.,
9/01/15	6,810,000	5,694,386
9/01/16	1,500,000	1,200,030
9/01/19	1,800,000	1,156,716
9/01/20	1,800,000	1,081,908
9/01/21	1,800,000	1,008,810
9/01/22	1,900,000	993,548
9/01/23	1,900,000	928,815
9/01/24	1,900,000	867,768
9/01/25	1,900,000	807,101
9/01/26	1,900,000	752,343
9/01/27	1,900,000	692,835
9/01/28	1,900,000	647,786
San Diego RDA Tax Allocation Revenue,
City Heights Redevelopment, Series A, 5.625%, 9/01/40	2,315,000	2,007,938
Naval Training Center, Series A, 5.50%, 9/01/30	700,000	649,005
Naval Training Center, Series A, 5.75%, 9/01/40	3,000,000	2,690,100
San Diego USD, GO, Capital Appreciation Bond,
Election of 2008, Series A, zero cpn. to 7/01/19, 6.00% thereafter, 7/01/33	10,000,000	5,972,900
Series C, zero cpn. to 7/01/30, 6.625% thereafter, 7/01/47	26,025,000	7,631,831

Annual Report | 37

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
San Francisco City and County Redevelopment Financing Authority Tax Allocation,
Mission Bay North Redevelopment, Series C, 6.75%, 8/01/41	$1,000,000	$1,017,750
Mission Bay South Redevelopment, Series D, 7.00%, 8/01/33	1,000,000	1,018,830
Mission Bay South Redevelopment, Series D, 6.625%, 8/01/39	2,265,000	2,206,993
Mission Bay South Redevelopment, Series D, 7.00%, 8/01/41	1,500,000	1,523,355
San Francisco Redevelopment Projects, Serires B, 6.625%, 8/01/41	2,500,000	2,544,275
San Joaquin County Public Facilities Financing Corp. Revenue COP, Wastewater Conveyance
Project, 6.00%, 8/01/37	1,000,000	832,970
San Joaquin Delta Community College District GO, Election of 2004, Capital Appreciation,
Series B, AGMC Insured, zero cpn., 8/01/30	3,900,000	1,155,570
San Joaquin Hills Transportation Corridor Agency Toll Road Revenue,
Capital Appreciation, Refunding, Series A, 5.60%, 1/15/16	4,500,000	4,436,910
Capital Appreciation, Refunding, Series A, 5.70%, 1/15/19	3,000,000	2,814,540
Capital Appreciation, Refunding, Series A, 5.75%, 1/15/21	24,750,000	22,689,810
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/26	19,475,000	5,841,721
Capital Appreciation, Refunding, Series A, NATL Insured, zero cpn., 1/15/32	50,225,000	8,781,339
junior lien, ETM, zero cpn., 1/01/28	19,150,000	9,867,420
Refunding, Series A, 5.50%, 1/15/28	3,645,000	2,943,811
senior lien, 5.00%, 1/01/33	32,865,000	23,542,185
San Marcos Public Facilities Authority Special Tax Revenue,
Refunding, Series A, 5.65%, 9/01/36	5,180,000	4,630,920
Series A, 5.05%, 9/01/38	3,250,000	2,528,662
San Marcos RDA Tax Allocation, Affordable Housing Project, Series A, 5.65%, 10/01/28	1,935,000	1,935,329
Santa Barbara Elementary School District GO, Election of 2010, Capital Appreciation, Series A,
zero cpn. to 8/01/23, 7.00% thereafter, 8/01/36	8,000,000	3,551,040
Santa Cruz County RDA Tax Allocation, 6.625%, 9/01/29	2,650,000	2,719,801
Santee Community Development Commission Tax Allocation, Santee Community
Redevelopment Project, Series A, 7.00%,
8/01/31	1,800,000	1,868,832
8/01/41	2,820,000	2,899,298
Saugus USD, CFD No. 2005-4 Special Tax, 5.30%, 9/01/36	2,000,000	1,506,360
Selma PFA Lease Revenue, Refunding, 7.00%, 2/01/40	3,265,000	2,956,719
Sierra View Local Health Care District Revenue, 5.25%, 7/01/32	3,000,000	2,849,550
Simi Valley 1915 Act Special Assessment, AD No. 98-1, Madera, 7.30%, 9/02/24	2,135,000	2,139,761
Siskiyou Union High School District GO, Capital Appreciation, Election of 2008, Series B,
AGMC Insured, zero cpn., 8/01/49	15,015,000	927,777
Sonoma CDA Tax Allocation, Redevelopment Project, 7.00%, 12/01/30	2,115,000	2,170,265
Southern California Public Power Authority Transmission Project Revenue, Southern
Transmission Project, 6.125%, 7/01/18	50,000	50,187
Stockton 1915 Act Special Assessment, Limited Obligation, Mosher AD No. 2003-2,
6.20%, 9/02/23	2,955,000	2,970,602
6.30%, 9/02/33	3,390,000	3,318,200
Stockton PFA Lease Revenue, Capital Improvement Projects, Series A, 7.00%, 9/01/38	7,000,000	7,161,490
Stockton Special Tax, Spanos Park West CFD No. 2001-1, Pre-Refunded, 6.25%, 9/01/25	3,500,000	3,824,485
Susanville PFAR, Utility Enterprises Project, Refunding, Sub Series B,
5.50%, 6/01/30	1,185,000	1,056,783

38 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
Susanville PFAR, Utility Enterprises Project, Refunding, Sub Series B, (continued)
5.875%, 6/01/35	$1,660,000	$1,497,635
6.00%, 6/01/45	6,180,000	5,580,293
Susanville School District GO, Capital Appreciation, Election of 2008, Assured Guaranty,
zero cpn., 8/01/49	17,505,000	1,143,077
Tehachapi RDA Tax Allocation, Tehachapi Redevelopment Project, Radian Insured, 5.25%,
12/01/37	610,000	493,960
Temecula RDA Tax Allocation Revenue,
Housing, Redevelopment Project No. 1, Series A, 7.00%, 8/01/39	2,100,000	2,097,165
sub. lien, Escrow, Redevelopment Project No. 1, 5.625%, 12/15/38	2,000,000	1,548,740
Temecula Valley USD, CFD No. 2005-1 Special Tax, 5.00%, 9/01/36	1,000,000	813,980
Tobacco Securitization Authority Northern California Tobacco Settlement Revenue,
Capital Appreciation, Asset-Backed, Series A-2, 5.40%, 6/01/27	1,250,000	1,107,675
Series A-1, 5.375%, 6/01/38	5,000,000	3,418,250
Series A-1, 5.50%, 6/01/45	1,535,000	957,226
Tobacco Securitization Authority Southern California Tobacco Settlement Revenue, Second
Sub. Capital Appreciation Bond, Refunding, Series C, zero cpn., 6/01/46	25,000,000	609,500
Torrance USD, GO, Capital Appreciation, Election of 2008, Measure Z, Series B-1, zero cpn.,
8/01/34	5,640,000	1,256,310
Truckee-Donner PUD Special Tax, CFD No. 04-1,
5.75%, 9/01/29	2,975,000	2,406,031
5.80%, 9/01/35	4,630,000	3,619,595
Truckee-Donner PUD Special Tax Allocation, Special Tax Bonds,
5.20%, 9/01/25	3,000,000	2,375,250
5.25%, 9/01/30	5,050,000	3,801,539
5.30%, 9/01/35	7,395,000	5,382,081
Tulare RDA Tax Allocation, Merged Tulare Redevelopment, Series A, 6.25%, 8/01/40	3,540,000	3,211,311
Tulare Sewer Revenue, 6.50%, 11/15/45	10,000,000	10,140,400
Turlock Public Financing Authority Tax Allocation Revenue, 7.50%, 9/01/39	3,750,000	3,803,625
Tustin CFD No. 07-01 Special Tax, Tustin Legacy, 6.00%, 9/01/37	2,100,000	1,970,850
Tustin USD Special Tax,
5.75%, 9/01/30	1,000,000	946,500
6.00%, 9/01/40	3,000,000	2,775,030
Upland CFD No. 2003-2 Special Tax, San Antonio, Improvement Area 1, Series A,
5.90%, 9/01/24	2,380,000	2,362,483
6.00%, 9/01/34	2,000,000	1,882,980
Vallejo RDA Tax Allocation, Housing Set-Aside, Refunding, Series A, 7.00%, 10/01/31	4,425,000	4,400,707
Valley Sanitary District 1915 Act Special Assessment, AD No. 04, Valley Sanitary District,
Limited Obligation,
5.00%, 9/02/25	1,050,000	859,163
5.20%, 9/02/30	1,355,000	1,089,339
Victor Valley Community College District GO, Capital Appreciation, Election of 2002, Series C,
zero cpn., 6/01/49	11,940,000	849,053
Washington Township Health Care District Revenue, Series A, 5.50%, 7/01/38	2,890,000	2,654,292
West Hollywood Community Development Commission Tax Allocation, East Side Redevelopment
Project, Series A,
7.25%, 9/01/31	1,000,000	1,036,400
7.50%, 9/01/42	5,000,000	5,161,400

Annual Report | 39

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011 (continued)

Franklin California High Yield Municipal Fund	Principal Amount	Value
Municipal Bonds (continued)
California (continued)
West Kern Community College District GO, Capital Appreciation, Election of 2004, Series B,
XLCA Insured, zero cpn.,
11/01/25	$2,435,000	$1,031,490
11/01/26	2,480,000	972,160
11/01/27	1,400,000	496,300
11/01/28	1,445,000	476,041
11/01/29	1,485,000	453,311
West Sacramento Special Tax, CFD No. 20,
5.125%, 9/01/25	500,000	428,380
5.30%, 9/01/35	1,740,000	1,433,638
Westside USD, CFD No. 2005-3 Special Tax, 5.00%,
9/01/26	700,000	594,489
9/01/36	2,045,000	1,577,247
William S. Hart UHSD, CFD No. 2005-1 Special Tax, 5.30%, 9/01/36	2,500,000	1,827,450
Woodland Finance Authority Water Revenue, 6.00%,
3/01/36	1,000,000	1,029,620
3/01/41	1,500,000	1,538,775
Woodland Special Tax, CFD No. 1,
6.00%, 9/01/28	5,000,000	4,399,100
6.25%, 9/01/34	6,615,000	5,842,302
Yorba Linda RDA, Tax Allocation Revenue, sub. lien, Redevelopment Project, Series A, 6.50%,
9/01/32	2,750,000	2,770,075
Yucca Valley RDA Tax Allocation, Yucca Valley Redevelopment Project No. 1,
5.50%, 6/01/28	2,110,000	1,890,813
5.75%, 6/01/38	5,485,000	4,796,139
		1,276,317,592
U.S. Territories 2.1%
Guam 1.6%
Guam Government GO,
Refunding, Series A, 5.00%, 11/15/23	7,245,000	6,821,602
Refunding, Series A, 5.25%, 11/15/37	6,500,000	5,574,530
Series A, 7.00%, 11/15/39	5,000,000	5,180,050
Guam Government Waterworks Authority Water and Wastewater System Revenue, 5.625%,
7/01/40	4,000,000	3,574,600
		21,150,782
Northern Mariana Islands 0.1%
Northern Mariana Islands Commonwealth Ports Authority Seaport Revenue, Series A, 6.60%,
3/15/28	1,555,000	1,466,210
Puerto Rico 0.4%
Puerto Rico Commonwealth Aqueduct and Sewer Authority Revenue, senior lien, Series A,
6.00%, 7/01/44	5,000,000	4,999,700
Total U.S. Territories		27,616,692
Total Municipal Bonds before Short Term Investments
(Cost $1,410,557,965)		1,303,934,284

40 | Annual Report

See Abbreviations on page 61.

aSecurity has been deemed illiquid because it may not be able to be sold within seven days. At May 31, 2011, the aggregate value of these securities was $7,118,007, representing
0.53% of net assets.
bVariable rate demand notes (VRDNs) are tax-exempt obligations which contain a floating or variable interest rate adjustment formula and an unconditional right of demand to receive payment of the principal balance plus accrued interest at specified dates. The coupon rate shown represents the rate at period end.

Annual Report | The accompanying notes are an integral part of these financial statements. | 41

aThe amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.
bBased on average daily shares outstanding.
cAmount rounds to less than $0.01 per share.
dEffective September 1, 2008, the redemption fee was eliminated.
eTotal return does not reflect sales commissions or contingent deferred sales charges, if applicable.

42 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value
Municipal Bonds 98.4%
Tennessee 85.4%
Anderson County Water Authority Water and Sewer Revenue, 5.00%, 6/01/36	$1,000,000	$1,050,230
Blount County PBA, GO, Local Government Public Improvement, Series B-15-A, Assured
Guaranty, 5.00%,
6/01/28	1,100,000	1,160,357
6/01/32	2,565,000	2,649,004
Bristol Electric Revenue, System, AMBAC Insured, 5.00%, 9/01/29	1,075,000	1,106,788
Chattanooga Electric Revenue, Series A, 5.00%, 9/01/33	7,500,000	7,830,825
Chattanooga Health Educational and Housing Facility Board Revenue, Catholic Health Initiatives,
Series D, 6.25%, 10/01/33	500,000	539,500
Chattanooga-Hamilton County Hospital Authority Hospital Revenue, Erlanger Medical Center,
Refunding, AGMC Insured, 5.00%, 10/01/22	3,250,000	3,403,010
Clarksville Electric System Revenue,
Series A, 5.00%, 9/01/34	2,000,000	2,074,820
Series A, 5.00%, 9/01/35	3,185,000	3,289,532
XLCA Insured, 5.00%, 9/01/23	2,325,000	2,494,702
XLCA Insured, 5.00%, 9/01/32	4,000,000	4,098,800
Franklin County Health and Educational Facilities Board Revenue, University South Project,
AMBAC Insured, 5.00%, 9/01/24	2,000,000	2,118,880
Gallatin Water and Sewer Revenue, Assured Guaranty, 5.00%, 1/01/33	2,215,000	2,272,302
Greene County GO, Refunding, Series B, NATL Insured, 5.00%, 6/01/24	1,000,000	1,050,870
Hallsdale-Powell Utility District Knox County Water and Sewer Revenue,
NATL RE, FGIC Insured, 5.00%, 4/01/31	1,000,000	1,034,120
Refunding and Improvement, Series A, NATL RE, FGIC Insured, 5.00%, 4/01/27	2,500,000	2,555,550
Harpeth Valley Utilities District Davidson and Williamson Counties Revenue, Utilities,
Improvement,
NATL Insured, 5.00%, 9/01/29	1,000,000	1,028,860
NATL Insured, 5.00%, 9/01/34	2,310,000	2,347,838
NATL RE, FGIC Insured, 5.00%, 9/01/35	3,700,000	3,769,227
Hawkins County First Utility District Waterworks Revenue, Series B, Assured Guaranty, 5.00%,
6/01/42	1,250,000	1,258,800
Jackson Hospital Revenue, Jackson-Madison Project, Refunding and Improvement, 5.50%,
4/01/33	3,000,000	3,061,290
Johnson City Electric Revenue, Improvement, AGMC Insured, 5.00%, 5/01/29	1,000,000	1,046,910
Johnson City Health and Educational Facilities Board Hospital Revenue, Series A, NATL Insured,
Pre-Refunded, 5.125%, 7/01/25	3,000,000	3,006,180
Johnson City Health and Educational Facilities Board Revenue, Pine Oaks Assisted Project,
Series A, GNMA Secured, 5.90%, 6/20/37	1,320,000	1,323,538
Kingsport GO, Series B, Assured Guaranty, 5.00%, 3/01/29	1,030,000	1,097,949
Kingsport IDB, MFHR, Model City Airport Project, GNMA Secured, 5.50%, 7/20/39	2,995,000	2,790,951
Knox Chapman Tennessee Utility District Knox County Water and Sewer Revenue, 5.25%,
1/01/36	1,500,000	1,575,975
Knox County First Utility District Water and Sewer Revenue,
NATL Insured, 5.00%, 12/01/24	1,790,000	1,923,158
NATL Insured, 5.00%, 12/01/25	1,000,000	1,066,150
Refunding and Improvement, 5.00%, 12/01/26	1,390,000	1,572,604

Annual Report | 43

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011 (continued)

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
Knox County Health Educational and Housing Facilities Board Hospital Facilities Revenue,
Covenant Health System, Refunding and Improvement, Series A, zero cpn., 1/01/36	$5,000,000	$1,044,200
Fort Sanders Alliance, Refunding, NATL Insured, 5.75%, 1/01/14	1,250,000	1,329,512
Knox County Health Educational and Housing Facilities Board Revenue, University Health
System Inc., Refunding, 5.25%,
4/01/27	2,500,000	2,386,025
4/01/36	5,000,000	4,542,500
Knoxville Wastewater System Revenue, Improvement, Series A, NATL Insured, 5.00%,
4/01/37	3,620,000	3,691,712
Knoxville Water Revenue, System Improvement, Series R, AGMC Insured, 5.00%, 3/01/30	2,370,000	2,469,943
Lawrenceburg PBA, GO, Electric System, Public Works, Refunding, AMBAC Insured, 5.00%,
7/01/22	2,500,000	2,802,975
Lenoir City Electric System Revenue, Refunding and Improvement, AGMC Insured, 5.00%,
6/01/21	2,000,000	2,002,980
Manchester GO, Refunding, AGMC Insured, 5.00%, 6/01/38	2,665,000	2,879,293
Maryville Revenue, Series A, Assured Guaranty, 5.00%, 6/01/38	5,500,000	5,680,125
Memphis GO, General Improvement,
Assured Guaranty, Pre-Refunded, 5.00%, 4/01/27	1,975,000	2,381,633
NATL Insured, 5.00%, 10/01/22	5,000,000	5,388,300
Memphis-Shelby County Airport Authority Airport Revenue,
Refunding, Series B, 5.75%, 7/01/25	2,500,000	2,644,725
Series A, AGMC Insured, 5.00%, 7/01/35	5,000,000	5,036,100
Series A, AGMC Insured, 5.00%, 7/01/39	2,565,000	2,566,744
Series D, AMBAC Insured, 6.00%, 3/01/24	595,000	595,500
Memphis-Shelby County Sports Authority Inc. Revenue, Memphis Arena Project,
Refunding, Series B, 5.375%, 11/01/29	5,000,000	5,285,400
Series A, AMBAC Insured, Pre-Refunded, 5.25%, 11/01/23	7,145,000	7,628,931
Metropolitan Government of Nashville and Davidson County Electric Revenue, Series A,
5.00%, 5/15/33	3,000,000	3,128,610
AMBAC Insured, 5.00%, 5/15/25	5,000,000	5,268,650
Metropolitan Government of Nashville and Davidson County GO,
Refunding, Series B, 5.00%, 8/01/25	5,000,000	5,395,200
Series C, 5.00%, 2/01/25	3,000,000	3,188,250
Metropolitan Government of Nashville and Davidson County Health and Educational Facilities
Board Revenue, Vanderbilt University,
Refunding, Series B, 5.00%, 10/01/39	9,000,000	9,398,070
Series A, 5.50%, 10/01/29	3,500,000	3,945,130
Rutherford County Consolidated Utility District Waterworks Revenue,
AGMC Insured, 5.00%, 2/01/36	3,060,000	3,110,643
Refunding, NATL Insured, 5.00%, 2/01/27	1,000,000	1,039,500
Rutherford County Health and Educational Facilities Board Revenue, Ascension Health Senior
Credit Group, Series C, 5.00%, 11/15/40	10,000,000	10,200,000
Shelby County Health Educational and Housing Facilities Board Revenue,
Baptist Memorial Health, Series A, 5.00%, 9/01/19	3,015,000	3,309,113
Educational Facilities, Rhodes College, 5.50%, 8/01/40	5,000,000	5,188,850
Methodist, Series B, AGMC Insured, 5.25%, 9/01/27	5,000,000	5,168,700
St. Jude Children’s Research Hospital, Refunding, 5.00%, 7/01/36	5,000,000	5,033,200

44 | Annual Report

Franklin Municipal Securities Trust

Statement of Investments, May 31, 2011 (continued)

Franklin Tennessee Municipal Bond Fund	Principal Amount	Value
Municipal Bonds (continued)
Tennessee (continued)
South Blount County Utility District Waterworks Revenue, AGMC Insured,
5.00%, 12/01/33	$1,000,000	$1,044,300
5.25%, 12/01/39	3,310,000	3,476,493
Tennessee HDA Revenue, Homeownership Program,
2006-3, 4.90%, 7/01/37	4,510,000	4,166,293
Series 1, 5.00%, 7/01/29	1,390,000	1,413,129
Series 4B, 6.00%, 7/01/25	1,645,000	1,721,032
Tennessee State School Bond Authority Revenue, Higher Educational Facilities, Second Program,
Refunding, Series A, 5.00%, 5/01/39	3,000,000	3,104,850
Refunding, Series A, NATL Insured, 5.00%, 5/01/26	1,250,000	1,316,075
Refunding, Series A, NATL Insured, 5.00%, 5/01/30	3,000,000	3,108,630
Series A, 5.00%, 5/01/34	3,555,000	3,659,232
Series B, 5.50%, 5/01/38	4,000,000	4,269,400
West Wilson Utility District Waterworks Revenue,
5.00%, 6/01/33	3,000,000	3,206,880
AMBAC Insured, Pre-Refunded, 5.25%, 6/01/23	3,780,000	3,780,000
Improvement, NATL Insured, Pre-Refunded, 5.00%, 6/01/26	1,805,000	2,031,726
Refunding and Improvement, AMBAC Insured, 5.25%, 6/01/23	720,000	720,000
Williamson County GO, Public Improvement,
Pre-Refunded, 5.00%, 4/01/20	2,000,000	2,078,340
Refunding, 5.00%, 3/01/20	2,000,000	2,137,340
		230,562,954
U.S. Territories 13.0%
Guam 1.9%
Guam Economic Development and Commerce Authority Revenue, Tobacco Settlement,
Asset-Backed, Refunding, 5.25%, 6/01/32	2,130,000	1,851,439
Guam Government Limited Obligation Revenue, Section 30, Series A, 5.625%, 12/01/29	3,205,000	3,216,794
		5,068,233
Puerto Rico 11.1%
Puerto Rico Commonwealth GO, Public Improvement,
Refunding, Series A-4, AGMC Insured, 5.00%, 7/01/31	2,760,000	2,661,606
Series A, FGIC Insured, Pre-Refunded, 5.00%, 7/01/32	1,500,000	1,577,805
Puerto Rico Electric Power Authority Power Revenue,
Refunding, Series SS, NATL Insured, 5.00%, 7/01/25	5,000,000	4,979,800
Series XX, 5.25%, 7/01/40	5,000,000	4,682,050
Puerto Rico Industrial Tourist Educational Medical and Environmental Control Facilities
Financing Authority Hospital Revenue, Hospital Auxilio Mutuo Obligation Group Project,
Series A, NATL Insured, 6.25%, 7/01/24	200,000	200,714
Puerto Rico PBA Guaranteed Revenue, Government Facilities,
Refunding, Series D, 5.375%, 7/01/33	655,000	632,402
Series D, Pre-Refunded, 5.375%, 7/01/33	1,845,000	1,942,988
Puerto Rico Sales Tax FICO Sales Tax Revenue, first sub.,
Series B, 6.375%, 8/01/39	8,000,000	8,433,040
Series C, 5.50%, 8/01/40	5,000,000	4,963,650
		30,074,055
Total U.S. Territories		35,142,288

Annual Report | 45

Franklin Municipal Securities Trust
Statement of Investments, May 31, 2011 (continued)

Franklin Tennessee Municipal Bond Fund	Value
Total Municipal Bonds (Cost $259,345,004) 98.4%	$265,705,242
Other Assets, less Liabilities 1.6%	4,335,783
Net Assets 100.0%	$270,041,025

See Abbreviations on page 61.

46 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 47

48 | The accompanying notes are an integral part of these financial statements. | Annual Report

Annual Report | The accompanying notes are an integral part of these financial statements. | 49

50 | The accompanying notes are an integral part of these financial statements. | Annual Report

Franklin Municipal Securities Trust

Notes to Financial Statements

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Franklin Municipal Securities Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of two funds (Funds). The classes of shares offered within each of the Funds are indicated below. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Funds’ significant accounting policies.

a. Financial Instrument Valuation

The Funds’ investments in securities and other financial instruments are carried at fair value daily. Fair value is the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants on the measurement date. Under procedures approved by the Trust’s Board of Trustees, the Funds may utilize independent pricing services, quotations from securities and financial instrument dealers, and other market sources to determine fair value.

Debt securities generally trade in the over-the-counter market rather than on a securities exchange. The Funds’ pricing services use multiple valuation techniques to determine fair value. In instances where sufficient market activity exists, the pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the pricing services also utilize proprietary valuation models which may consider market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair value.

The Funds have procedures to determine the fair value of securities and other financial instruments for which market prices are not readily available or which may not be reliably priced. Under these procedures, the Funds primarily employ a market-based approach which may use related or comparable assets or liabilities, recent transactions, market multiples, book values, and other relevant information for the investment to determine the fair value of the investment. The Funds may also use an income-based valuation approach in which the anticipated future cash flows of the investment are discounted to calculate fair value. Discounts may also be applied due to the nature or duration of any restrictions on the disposition of the investments. Due to the inherent uncertainty of valuations of such investments, the fair values may differ significantly from the values that would have been used had an active market existed.

Annual Report | 51

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
b.	Income Taxes

It is each fund’s policy to qualify as a regulated investment company under the Internal Revenue Code. Each fund intends to distribute to shareholders substantially all of its income and net realized gains to relieve it from federal income and excise taxes. As a result, no provision for U.S. federal income taxes is required. Each fund files U.S. income tax returns as well as tax returns in certain other jurisdictions. Each fund records a provision for taxes in its financial statements including penalties and interest, if any, for a tax position taken on a tax return (or expected to be taken) when it fails to meet the more likely than not (a greater than 50% probability) threshold and based on the technical merits, the tax position may not be sustained upon examination by the tax authorities. As of May 31, 2011, and for all open tax years, each fund has determined that no provision for income tax is required in each fund’s financial statements. Open tax years are those that remain subject to examination and are based on each tax jurisdiction statute of limitation.

c. Security Transactions, Investment Income, Expenses and Distributions

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Dividends from net investment income are normally declared daily; these dividends may be reinvested or paid monthly to shareholders. Distributions to shareholders are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

d. Insurance

The scheduled payments of interest and principal for each insured municipal security in the Trust are insured by either a new issue insurance policy or a secondary insurance policy. Some municipal securities in the Funds are secured by collateral guaranteed by an agency of the U.S. government. Insurance companies typically insure municipal bonds that tend to be of very high

52 | Annual Report

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

1.	ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (continued)
d.	Insurance (continued)

quality, with the majority of underlying municipal bonds rated A or better. However, there is a risk that in the event of an issuer default, the insurer may not be able to fulfill its obligations under the terms of the policy.

Depending on the type of coverage, premiums for insurance are either added to the cost basis of the security or paid by a third party.

e. Accounting Estimates

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

f. Guarantees and Indemnifications

Under the Trust’s organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust, on behalf of the Funds, enters into contracts with service providers that contain general indemnification clauses. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At May 31, 2011, there were an unlimited number of shares authorized (without par value).

Transactions in the Funds’ shares were as follows:

Annual Report | 53

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

54 | Annual Report

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Funds are also officers and/or directors of the following subsidiaries:

Subsidiary	Affiliation
Franklin Advisers, Inc. (Advisers)	Investment manager
Franklin Templeton Services, LLC (FT Services)	Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)	Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)	Transfer agent

a. Management Fees

The Funds pay an investment management fee to Advisers based on the average daily net assets of each of the Funds as follows:

Annualized Fee Rate	Net Assets
0.625%	Up to and including $100 million
0.500%	Over $100 million, up to and including $250 million
0.450%	Over $250 million, up to and including $7.5 billion
0.440%	Over $7.5 billion, up to and including $10 billion
0.430%	Over $10 billion, up to and including $12.5 billion
0.420%	Over $12.5 billion, up to and including $15 billion
0.400%	Over $15 billion, up to and including $17.5 billion
0.380%	Over $17.5 billion, up to and including $20 billion
0.360%	In excess of $20 billion

b. Administrative Fees

Under an agreement with Advisers, FT Services provides administrative services to the Funds. The fee is paid by Advisers based on average daily net assets, and is not an additional expense of the Funds.

c. Distribution Fees

The Trust’s Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act. Under the Funds’ Class A reimbursement distribution plans, the Funds reimburse Distributors for costs incurred in connection with the servicing, sale and distribution of each fund’s shares up to the maximum annual plan rate. Under the Class A reimbursement distribution plans, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods.

In addition, under the Franklin California High Yield Municipal Fund’s Class B and C compensation distribution plans, the fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the fund’s shares up to the maximum annual plan rate for each class.

Annual Report | 55

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
c.	Distribution Fees (continued)

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Distributors has agreed to limit the current rate to 0.10% per year for each of the Funds.

d. Sales Charges/Underwriting Agreements

Front-end sales charges and contingent deferred sales charges (CDSC) do not represent expenses of the Funds. These charges are deducted from the proceeds of sales of fund shares prior to investment or from redemption proceeds prior to remittance, as applicable. Distributors has advised the Funds of the following commission transactions related to the sales and redemptions of the Funds’ shares for the year:

e. Transfer Agent Fees

For the year ended May 31, 2011, the Funds paid transfer agent fees as noted in the Statements of Operations of which the following amounts were retained by Investor Services:

Advisers has contractually agreed in advance to waive or limit its fees and to assume as its own expense certain expenses otherwise payable by the Franklin Tennessee Municipal Bond Fund so that the common expenses (i.e. a combination of management fees, administrative fees, and other

56 | Annual Report

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

3.	TRANSACTIONS WITH AFFILIATES (continued)
f.	Waiver and Expense Reimbursements (continued)

expenses, but excluding distribution fees, and acquired fund fees and expenses) do not exceed 0.60% (other than certain non-routine expenses or costs, including those relating to litigation, indemnification, reorganizations, and liquidations) until September 30, 2011.

4. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At May 31, 2011, the capital loss carryforwards were as follows:

During the year ended May 31, 2011, the Franklin Tennessee Municipal Bond Fund utilized $67,075 of capital loss carryforwards.

On May 31, 2011, the Franklin Tennessee Municipal Bond Fund had expired capital loss carry-forwards of $28,005, which were reclassified to paid-in capital.

Under the Regulated Investment Company Modernization Act of 2010, the Funds will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. Post-enactment capital loss carryforwards will retain their character as either short-term or long-term capital losses rather than being considered short-term as under previous law. Any post-enactment capital losses generated will be required to be utilized prior to the losses incurred in pre-enactment tax years.

For tax purposes, realized capital losses occurring subsequent to October 31 may be deferred and treated as occurring on the first day of the following fiscal year. At May 31, 2011, the Franklin California High Yield Municipal Fund and the Franklin Tennessee Municipal Bond Fund deferred realized capital losses of $18,568,483 and $1,040,012, respectively.

Annual Report | 57

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

4. INCOME TAXES (continued)

The tax character of distributions paid during the years ended May 31, 2011 and 2010, was as follows:

At May 31, 2011, the cost of investments, net unrealized appreciation (depreciation), undistributed tax exempt and ordinary income for income tax purposes were as follows:

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of bond discounts and non-deductible expenses.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales and bond discounts.

5. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended May 31, 2011, were as follows:

58 | Annual Report

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

6. CREDIT RISK

At May 31, 2011, the Franklin California High Yield Municipal Fund had 30.50% of its portfolio invested in high yield securities rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

7. CONCENTRATION OF RISK

Each of the Funds invests a large percentage of its total assets in obligations of issuers within its respective state and U.S. territories. Such concentration may subject the Funds to risks associated with industrial or regional matters, and economic, political or legal developments occurring within those states and U.S. territories. In addition, investments in these securities are sensitive to interest rate changes and credit risk of the issuer and may subject the funds to increased market volatility. The market for these investments may be limited, which may make them difficult to buy or sell.

8. CREDIT FACILITY

The Funds, together with other U.S. registered and foreign investment funds (collectively, Borrowers), managed by Franklin Templeton Investments, are borrowers in a joint syndicated senior unsecured credit facility totaling $750 million (Global Credit Facility) which matures on January 20, 2012. This Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Funds shall, in addition to interest charged on any borrowings made by the Funds and other costs incurred by the Funds, pay their share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon their relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee of 0.08% based upon the unused portion of the Global Credit Facility, which is reflected in other expenses on the Statements of Operations. During the year ended May 31, 2011, the Funds did not use the Global Credit Facility.

Annual Report | 59

Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

9. FAIR VALUE MEASUREMENTS

The Funds follow a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Funds’ own market assumptions (unobservable inputs). These inputs are used in determining the value of the Funds’ investments and are summarized in the following fair value hierarchy:

  Level 1 – quoted prices in active markets for identical securities
  Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)
  Level 3 – significant unobservable inputs (including the Funds’ own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Funds have adopted a policy of recognizing the transfers as of the date of the underlying event which caused the movement.

At May 31, 2011, all of the Funds’ investments in securities carried at fair value were in Level 2 inputs.

10. NEW ACCOUNTING PRONOUNCEMENTS

In May 2011, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2011-04, Fair Value Measurement (Topic 820): Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in U.S. GAAP and International Financial Reporting Standards (IFRS). The amendments in the ASU will improve the comparability of fair value measurements presented and disclosed in financial statements prepared in accordance with U.S. GAAP and IFRS and include new guidance for certain fair value measurement principles and disclosure requirements. The ASU is effective for interim and annual periods beginning after December 15, 2011. The Funds are currently evaluating the impact, if any, of applying this provision.

11. SUBSEQUENT EVENTS

The Funds have evaluated subsequent events through the issuance of the financial statements and determined that no events have occurred that require disclosure.

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Franklin Municipal Securities Trust

Notes to Financial Statements (continued)

ABBREVIATIONS

Selected Portfolio

1915 Act	- Improvement Bond Act of 1915	ID	- Improvement District
ABAG	- The Association of Bay Area Governments	IDB	-IndustrialDevelopment Bond/Board
AD	- Assessment District	MFHR	-Multi-FamilyHousing Revenue
AGMC	- Assured Guaranty Municipal Corp.	MFR	-Multi-FamilyRevenue
AMBAC	- American Municipal Bond Assurance Corp.	NATL	- National Public Financial Guarantee Corp.
CDA	- Community Development Authority/Agency	NATL RE	- National Public Financial Guarantee Corp. Reinsured
CFD	- Community Facilities District	PBA	-PublicBuilding Authority
CIFP	- Capital Improvement Financing Program	PCFA	- Pollution Control Financing Authority
COP	- Certificate of Participation	PCR	- Pollution Control Revenue
CRDA	- Community Redevelopment Authority/Agency	PFA	-PublicFinancing Authority
ETM	- Escrow to Maturity	PFAR	-PublicFinancing Authority Revenue
FGIC	-FinancialGuaranty Insurance Co.	PUD	-PublicUtility District
FHA	- Federal Housing Authority/Agency	RDA	- Redevelopment Agency/Authority
FICO	-FinancingCorp.	UHSD	-Unified/UnionHigh School District
GNMA	- Government National Mortgage Association	USD	-Unified/UnionSchool District
GO	-GeneralObligation	XLCA	- XL Capital Assurance
HDA	-HousingDevelopment Authority/Agency

Annual Report | 61

Franklin Municipal Securities Trust

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and Shareholders of Franklin Municipal Securities Trust

In our opinion, the accompanying statements of assets and liabilities, including the statements of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Franklin California High Yield Municipal Fund and Franklin Tennessee Municipal Bond Fund (separate portfolios of Franklin Municipal Securities Trust), hereafter referred to as the “Funds”) at May 31, 2011, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation.

We believe that our audits, which included confirmation of securities at May 31, 2011 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
July 18, 2011

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Franklin Municipal Securities Trust

Tax Designation (unaudited)

Under Section 852(b)(5)(A) of the Internal Revenue Code, the Funds designate 100% of the distributions paid from net investment income as exempt-interest dividends for the fiscal year ended May 31, 2011. A portion of the Fund’s exempt-interest dividends may be subject to the federal alternative minimum tax. In January 2012, shareholders will be notified of amounts for use in preparing their 2011 income tax returns.

Annual Report | 63

Franklin Municipal Securities Trust

Board Members and Officers

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Trust, principal occupations during the past five years and number of portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person’s successor is elected and qualified.

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Franklin Municipal Securities Trust

Shareholder Information

Board Review of Investment Management Agreement

At a meeting held March 1, 2011, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for each of the two separate tax-exempt funds within the Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on expenses, shareholder services, legal, compliance, pricing, and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis prepared by management. The Lipper reports compared each Fund’s investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Additional material accompanying such profitability analysis included information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates to U.S. mutual funds and other accounts, including management’s explanation of differences where relevant. Such material also included a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board’s decision.

NATURE, EXTENT AND QUALITY OF SERVICE. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Funds and their shareholders. In addition to investment performance and expenses discussed later, the Board’s opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for each Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments

Annual Report | 69

Franklin Municipal Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management’s continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in previous years. Consideration was also given to the experience of each Fund’s portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management’s determination of a portfolio manager’s bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person’s fund management area so as to be aligned with the interests of shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager and the continuous enhancements to the Franklin Templeton website. Particular attention was given to management’s conservative approach and diligent risk management procedures, including continuous monitoring of counterparty credit risk and attention given to derivatives and other complex instruments. The Board also took into account, among other things, management’s efforts in establishing a global credit facility for the benefit of the Funds and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager’s parent company and its commitment to the mutual fund business as evidenced by its subsidization of money market funds.

INVESTMENT PERFORMANCE. The Board placed significant emphasis on the investment performance of each Fund in view of its importance to shareholders. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper reports prepared for each individual Fund showed its investment performance in comparison with a performance universe selected by Lipper. The following summarizes the performance results for each of the Funds.

Franklin California High Yield Municipal Fund – The Lipper report for this Fund showed the investment performance of its Class A shares for the year ended December 31, 2010, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional California municipal debt funds as selected by Lipper. Such comparison showed the Fund’s income return during 2010, as shown in the Lipper report, and for the previous three-, five- and 10-year periods on an annualized basis to be in the highest quintile of its performance universe. The Lipper report showed the Fund’s total return during 2010 to be in the highest quintile of its Lipper performance universe and on an annualized basis to be in the middle quintile and second-lowest quintile of such universe, for the previous three- and five-year periods, respectively, and in the highest quintile of such universe for the previous 10-year period. The Board was satisfied with such performance, noting the Fund’s investment objective of obtaining a high level of tax-exempt income.

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Franklin Municipal Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Franklin Tennessee Municipal Bond Fund – The Lipper report for this Fund showed the investment performance of its only share class for the year ended December 31, 2010, and the previous 10 years ended that date in comparison with a performance universe consisting of all retail and institutional “other states” municipal debt funds as selected by Lipper. Such comparison showed the Fund’s income return in 2010, as shown in the Lipper report, to be above the median of its performance universe, and during each of the previous three-, five- and 10-year periods on an annualized basis to be in the second-highest quintile of such universe. The Lipper report also showed the Fund’s total return during 2010 to be in the second-lowest quintile of its Lipper performance universe, but for each of the previous three-, five- and 10-year periods on an annualized basis to be in either the highest or second-highest quintile of such universe. Management explained that the one-year relative total return performance reflected the fact that the average maturity of investments in the portfolio of the Fund was generally longer than those of its performance universe peers. The Board expressed its satisfaction with such performance, noting management’s explanation and the fact that the primary investment objective of the Funds is to obtain a high level of tax-exempt income.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratio of each Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon information taken from each fund’s most recent annual report, which reflects historical asset levels that may be quite different from those currently existing, particularly in a period of market volatility. While recognizing such inherent limitation and the fact that expense ratios generally increase as assets decline and decrease as assets grow, the Board believed the independent analysis conducted by Lipper to be an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on each Fund’s contractual investment management fee in comparison with the contractual investment management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and total expenses for comparative consistency, were shown by Lipper for Fund Class A shares in the case of Franklin California High Yield Municipal Fund. The Lipper report for Franklin California High Yield Municipal Fund showed its contractual investment management fee rate to be in the middle quintile of its Lipper expense group and its actual total expense ratio to be in the least expensive quintile of such expense group. The Board was satisfied with such comparative expenses. The Lipper report for Franklin Tennessee Municipal Bond Fund showed its contractual investment management fee rate to be in the second least expensive quintile of its Lipper expense group, and its actual total expense ratio to be in the least expensive quintile of such expense group. The Board was satisfied with such comparative expenses, noting that they were partially subsidized by management.

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of each Fund. In this respect, the

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Franklin Municipal Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton’s U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2010, being the most recent fiscal year-end for Franklin Resources, Inc., the Manager’s parent. In reviewing the analysis, attention was given to the methodology followed in allocating costs to each Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager’s own cost accounting, the allocation methodology was consistent with that followed in profitability report presentations for the Funds made in prior years and that the Funds’ independent registered public accounting firm had been engaged by the Manager to review the reasonableness of the allocation methodologies solely for use by the Funds’ Board in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to each Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management’s expenditures in improving shareholder services provided the Funds, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager’s parent on an overall basis to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including revenues generated from transfer agent services. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to each Fund was not excessive in view of the nature, quality and extent of services provided.

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Funds grow larger and the extent to which this is reflected in the level of management fees charged. While recognizing any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appeared as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such fund. The Board also noted that any economies of scale are shared with each of these Funds and their shareholders through management fee breakpoints existing in each of the Fund’s investment management agreements so that as a Fund grows in size, its effective management fee rate declines. The fee structure under the investment management agreement for each Fund provides an initial fee of 0.625% on the first $100 million of assets; 0.50% on the next $150 million of assets; and 0.45% on the next $7.25 billion of assets with additional breakpoints continuing thereafter until reaching a final breakpoint for assets in excess of $20 billion. At

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Franklin Municipal Securities Trust

Shareholder Information (continued)

Board Review of Investment Management Agreement (continued)

December 31, 2010, the net assets of Franklin California High Yield Municipal Fund were approximately $1.4 billion and those of Franklin Tennessee Municipal Bond Fund were approximately $278 million. The Board believed that to the extent economies of scale may be realized by the Manager and its affiliates, the schedule of fees under the investment management agreements for both Funds provided a sharing of benefits with the Fund and its shareholders.

Proxy Voting Policies and Procedures

The Trust’s investment manager has established Proxy Voting Policies and Procedures (Policies) that the Trust uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Trust’s complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 300 S.E. 2nd Street, Fort Lauderdale, FL 33301, Attention: Proxy Group. Copies of the Trust’s proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission’s website at sec.gov and reflect the most recent 12-month period ended June 30.

Quarterly Statement of Investments

The Trust files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission’s website at sec.gov. The filed form may also be viewed and copied at the Commission’s Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.

Householding of Reports and Prospectuses

You will receive each Funds’ financial reports every six months as well as an annual updated summary prospectus (prospectus available upon request). To reduce Fund expenses, we try to identify related shareholders in a household and send only one copy of the financial reports and summary prospectus. This process, called “householding,” will continue indefinitely unless you instruct us otherwise. If you prefer not to have these documents householded, please call us at (800) 632-2301. At any time you may view current prospectuses/summary prospectuses and financial reports on our website. If you choose, you may receive these documents through electronic delivery.

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VALUE | BLEND | GROWTH | SECTOR | GLOBAL | INTERNATIONAL | HYBRID | ASSET ALLOCATION | FIXED INCOME | TAX-FREE INCOME

FRANKLIN TEMPLETON INVESTMENTS

< GAIN FROM OUR PERSPECTIVE® >

Annual Report and Shareholder Letter

Franklin Municipal Securities Trust

Investment Manager
Franklin Advisers, Inc.

Distributor
Franklin Templeton Distributors, Inc.
(800) DIAL BEN®/342-5236
franklintempleton.com

Shareholder Services
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a summary prospectus and/or prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. A prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

© 2011 Franklin Templeton Investments. All rights reserved.

MUN A 07/11

Item 2. Code of Ethics.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)	N/A
(d)	N/A
(f)	Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

Item 3. Audit Committee Financial Expert.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

(2) The audit committee financial expert is John B. Wilson and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

Item 4. Principal Accountant Fees and Services.

(a) Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant’s annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $51,942 for the fiscal year ended May 31, 2011 and $53,922 for the fiscal year ended May 31, 2010.

(b) Audit-Related Fees

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c) Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $85,000 for the fiscal year ended May 31, 2011 and $0 for the fiscal year ended May 31, 2010. The services for which these fees were paid included technical tax consultation for capital gain tax reporting to foreign governments and the application of local country tax laws to investments made by various Franklin Templeton funds.

(d) All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $689 for the fiscal year ended May 31, 2011 and $0 for the fiscal year ended May 31, 2010. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $144,111 for the fiscal year ended May 31, 2011 and $0 for the fiscal year ended May 31, 2010. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant’s audit committee is directly responsible for approving the services to be provided by the auditors, including:

(i) pre-approval of all audit and audit related services;

     (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

     (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant’s investment adviser or to any entity that controls, is controlled by or is under common control with the registrant’s investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

     (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities

Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs (b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate non-audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant’s investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $229,800 for the fiscal year ended May 31, 2011 and $0 for the fiscal year ended May 31, 2010.

(h) The registrant’s audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant’s investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5. Audit Committee of Listed Registrants. N/A

Item 6. Schedule of Investments. N/A

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies. N/A

Item 8. Portfolio Managers of Closed-End Management Investment Companies. N/A

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers. N/A

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

Item 11. Controls and Procedures.

(a) Evaluation of Disclosure Controls and Procedures. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant’s filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant’s management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant’s management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant’s management, including the Registrant’s principal executive officer and the Registrant’s principal financial officer, of the effectiveness of the design and operation of the Registrant’s disclosure controls and procedures. Based on such evaluation, the Registrant’s principal executive officer and principal financial officer concluded that the Registrant’s disclosure controls and procedures are effective.

(b) Changes in Internal Controls. There have been no significant changes in the Registrant’s internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

Item 12. Exhibits.

(a)(1) Code of Ethics

(a)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Gaston Gardey, Chief Financial Officer and Chief Accounting Officer

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

FRANKLIN MUNICIPAL SECURITIES TRUST

By /s/LAURA F. FERGERSON

Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date July 27, 2011

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By /s/LAURA F. FERGERSON
Laura F. Fergerson
Chief Executive Officer - Finance and Administration
Date July 27, 2011

By /s/GASTON GARDEY
Gaston Gardey
Chief Financial Officer and Chief Accounting Officer
Date July 27, 2011